UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06265

Nuveen Pennsylvania Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: February 28

Date of reporting period: February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2022

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders

Dear Shareholders,

In February, the world witnessed Russia invade Ukraine. We are now almost two months into the conflict and are beginning to see the scale of the humanitarian crisis and the economic impact caused by this event.

Given the fluidity of the situation, market uncertainty is currently elevated. Economic conditions were already challenging prior to the invasion, with inflation lingering at multi-decade highs, interest rates expected to continue rising, economic growth moderating from the post-pandemic recovery, and weakening performance across equity markets and some bond market segments. The Russia-Ukraine conflict has accelerated these trends in the short term. The spike in geopolitical risks led to surging prices for oil and other hard and soft commodities, driving both inflation and recession risks higher. The U.S. Federal Reserve (Fed) and other central banks now face an even more difficult task of slowing inflation without pulling the economy into recession. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared two years ago and now signaling rate increases of 0.5% in the near future. Where the Russia-Ukraine conflict goes from here, how inflation impacts economic growth and the Fed’s response to changing economic conditions are difficult to forecast.

In the meantime, while markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth
Chair of the Board
April 21, 2022

Portfolio Managers’ Comments

Nuveen Arizona Quality Municipal Income Fund (NAZ)

Nuveen New Jersey Quality Municipal Income Fund (NXJ)

Nuveen Ohio Quality Municipal Income Fund (NUO)

Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers include Michael S. Hamilton for the Nuveen Arizona Quality Municipal Income Fund, Daniel J. Close, CFA, for the Nuveen Ohio Quality Municipal Income Fund and Paul L. Brennan, CFA, for the Nuveen New Jersey Quality Municipal Income Fund and Nuveen Pennsylvania Quality Municipal Income Fund.

Here the Funds’ portfolio managers review U.S. economic and municipal market conditions, key investment strategies and each Fund’s performance for the twelve-month reporting period ended February 28, 2022. For more information on each Fund’s investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and municipal markets during the twelve-month reporting period ended February 28, 2022?

The U.S. economic recovery remained on course over the twelve-month reporting period, despite setbacks from the COVID-19 virus, higher-than-expected inflation readings and increasing geopolitical tensions in Eastern Europe. Since the pandemic reached the U.S. in early 2020, the federal government has enacted $5.3 trillion in crisis-related aid and the U.S. Federal Reserve (Fed) kept borrowing rates low for businesses and individuals and kept the credit system stable while the jobs market and economy recovered from the pandemic shock. These measures, along with increasing vaccinations and improved treatments, helped the economy to reopen and activity to rebound during 2021, despite additional COVID-19 surges caused by new, more contagious variants. U.S. gross domestic product (GDP) rose at an annualized 6.9% in the fourth quarter of 2021, accelerating from 2.3% in the third quarter when the delta variant weighed on economic activity, according to the Bureau of Economic Analysis third estimate. Also according to the third estimate, GDP grew 5.7% in 2021 overall, rebounding from the contraction of -3.4% in 2020.

The return of consumer demand put upward pressure on inflation. However, as supply chains remained under stress and labor shortages continued, in part because of COVID-19 resurgences around the world, inflation appeared to be more durable than initially expected. The Fed responded by reducing its pandemic-era support programs and signaled that rate increases were likely in

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

2022 (which did materialize in March 2022, after the close of this reporting period, with a 0.25% increase in the Fed’s target interest rate). Interest rate and stock price volatility increased as markets considered whether the Fed could cool inflation without pulling the economy into recession. While some pandemic-related risks appeared to be receding, Russia’s invasion of Ukraine in late February 2022 brought forth another large-scale human tragedy with significant economic consequences. Inflation pressures rose further on anticipated supply disruptions in energy, metals and grains, downside risks to global economic growth increased, and economic sanctions from Western countries sought to block Russia’s access to the global financial system. A more uncertain inflation and economic outlook also made the path toward monetary policy normalization more uncertain for the Fed and other central banks, contributing to elevated market volatility toward the end of the reporting period.

The broad municipal market declined slightly over the twelve-month reporting period. Municipal yields rose but not uniformly across the maturity spectrum, resulting in a flatter yield curve overall but with intermediate maturities outperforming the short and long ends of the curve. Demand for municipal debt remained remarkably strong throughout 2021, but outflows followed in early 2022 as dealers reduced their inventories in the higher volatility environment. Nevertheless, credit spreads were generally stable as municipal fundamentals were strong and the municipal market remained relatively insulated from geopolitical concerns abroad.

What were the economic and market environments in Arizona, New Jersey, Ohio and Pennsylvania during the twelve-month reporting period ended February 28, 2022?

Arizona’s economy has held up better than the nation as its shutdowns were relatively shorter and less strict. Employment fell at the start of the COVID-19 crisis but has since recouped all of pandemic-related job losses. As of February 2022, Arizona’s unemployment rate was 3.6% compared with 3.8% for the nation. Gains in the housing market were supported by low interest rates and increased demand. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 32.5% over the twelve months ended December 2021 (the most recent data available at the time this report was prepared), compared with an 18.8% price increase nationally. On June 30, 2021, Governor Ducey enacted the state’s $12.8 billion general fund Fiscal Year 2022 (July 1, 2021 to June 30, 2022) budget, which represented an 8.5% increase over the previously enacted budget. As of March 2022, S&P and Moody’s rated Arizona at AA and Aa1, respectively, with a stable outlook. Arizona municipal bond supply totaled $6.6 billion for the twelve-month period ended February 28, 2022, a 3.3% decrease from the same period a year earlier.

New Jersey’s $619 billion economy continues to recover post pandemic, with all nine major private industry sectors of the New Jersey economy adding jobs in 2021. New Jersey’s unemployment rate as of February 2022 was 4.6%, which remains above the national unemployment rate of 3.8%. The state concluded Fiscal Year 2021 with a record setting surplus, in part driven by proceeds from the state’s deficit financing bonds and better-than-anticipated tax receipts in the months of April and May. As a result in Fiscal Year 2022, the state will be able to make its first full pension contribution since 1996, while also paying down $5.0 billion in outstanding long-term debt obligations. Revised Fiscal Year 2022 revenues reflect a projected increase of $4.8 billion over the original budget, and are currently expected to grow the state’s unrestricted reserve position to $6.2 billion. Although not included in the original Fiscal Year 2022 budget, the State of New Jersey received $6.3 billion from the American Rescue Plan of 2021. Local New Jersey governments received approximately $3.5 billion. On March 31, 2022, S&P upgraded the state's BBB+ rating to A- with a "stable" outlook, while Fitch maintains an A- rating and positive outlook. Moody’s recently upgraded the state’s rating to A2 from A3 with a “stable” outlook on March 16, 2022. New Jersey municipal bond supply totaled $8.7 billion for the twelve-month period ended February 28, 2022, a 35% decrease from the same period a year earlier.

Although manufacturing in Ohio remains an integral part of the state’s economy, its greatest growth in recent years has been in the non-manufacturing sectors. The Ohio unemployment rate decreased to 4.2% in February 2022, compared to a national rate of 3.8%. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 13.3% over the twelve months ended December 2021 (the most recent data available at the time this report was prepared), which was below the average national home price increase of 18.8% for the same period. The state ended Fiscal Year 2021 (July 1, 2020 to, June 30, 2021) with a general revenue fund balance of $4 billion, or 9.8% of revenues. The state benefited from higher tax revenues for the year, which were $1.54 billion above the original forecast and as well as a significant influx of federal pandemic relief funding (approximately $5.6 billion directly allocated to the state under the American Rescue Plan Act of 2021, out of a total $11.2 billion granted to the state and its eligible local governments). The Fiscal Year 2022 - 2023 (July 1, 2021 to June 30, 2023) budget is structurally balanced and reflects recent tax law changes and a conservative underlying economic forecast. The state’s conservative fiscal management has resulted in a strong financial position, with sound liquidity and reserve levels and a moderate debt burden relative to other states. As of March 2022, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. Ohio municipal bond supply totaled $10.6 billion for the twelve-month period ended February 28, 2022, a 3.4% decrease from the same period a year earlier.

Pennsylvania has the sixth-largest economy among U.S. states, based on a 2020 real GDP of $683.8 billion, and benefits from a highly diversified economy, although it has lagged the U.S. for the better part of a decade in terms of job, GDP and income growth. The unemployment rate, as of February 2022, was 5.1% for the Commonwealth, compared to 3.8% for the nation. Pennsylvania entered the COVID-19 pandemic years with a weaker financial position than most states, given its slim budget reserve and above-average debt burden. However, the state was able to transform a deficit position to a surplus of $2.6 billion in its general fund for Fiscal Year 2021 (July 1, 2020, to June 30, 2021) with the help of federal relief funding through the CARES Act and American Rescue Plan Act (ARPA). Additionally, the use of federal ARPA funds and stronger-than-expected tax collections are projected to result in a $6.5 billion surplus for Fiscal Year 2022 (July 1, 2021, to June 30, 2022). As of March 2022, Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and A+ by S&P. Pennsylvania municipal bond supply totaled $17.4 billion for the twelve-month period ended February 28, 2022, a 3.8% increase from the same period a year earlier.

What key strategies were used to manage the Funds during the twelve-month reporting period ended February 28, 2022?

Each Fund’s primary investment objective is current income exempt from both regular federal income taxes and its respective state’s individual income taxes; its secondary investment objective is the enhancement of portfolio value. Each Fund uses leverage.

The Funds generally maintained their current positions, given that absolute yields seemed low and credit spreads were tight for much of the reporting period. When the Funds did make purchases, they were mainly funded with the proceeds from maturing and called bonds, although as yields rose over the last few months of the reporting period, some Funds sold some lower book yield positions at a loss to reinvest in more attractive, higher yielding bonds. The Funds continued to focus mostly on longer maturities and mid- to high-grade credit quality.

For NAZ, new purchases tended to be in the new issue market given attractive availability and relative value, and were made across a diverse group of sectors. NXJ’s and NQP’s purchases were skewed toward high- and mid-grade credit quality, based on availability and relative valuations, with some opportunistic buying among lower rated, higher yielding issues. For NXJ, sourcing new bonds was challenging in the New Jersey municipal market during this reporting period, as issuance volumes declined meaningfully from 2020 when issuance was larger than normal because of COVID-19 relief funding. NXJ’s additions were largely in the housing, tax supported, utility and education sectors while NQP added to the tax supported, housing and health care sectors. NUO’s purchases spanned a broad group of sectors in bonds with intermediate to longer maturities and mid- to high-grade credit ratings.

How did the Funds perform during the twelve-month reporting period ended February 28, 2022?

For the twelve months ended February 28, 2022, the Nuveen Arizona Quality Municipal Income Fund (NAZ) modestly outperformed the S&P Municipal Bond Arizona Index while the Nuveen Pennsylvania Quality Municipal Income Fund (NQP) outperformed the S&P Municipal Bond Pennsylvania Index. The Nuveen New Jersey Quality Municipal Income Fund (NXJ) and Nuveen Ohio Quality Municipal Income Fund (NUO) underperformed the S&P Municipal Bond New Jersey Index and the S&P Municipal Bond Ohio Index, respectively, over the twelve-month reporting period. For purposes of this Performance Commentary, references to relative performance are in comparison to each Fund’s respective state S&P Municipal Bond Index.

Portfolio Managers’ Comments (continued)

NAZ modestly outperformed the S&P Municipal Bond Arizona Index during the reporting period led by favorable individual credit selection. A nearly 2% position in the Yavapai County Jail District, within the dedicated tax sector, was especially beneficial to relative performance. The position was purchased in May 2020, when yields were beginning to decrease from a broad market sell-off in April 2020. Partially offsetting the relative gains were bonds purchased over the last half of the reporting period as prevailing yields at the time of purchase were near cycle lows, and the bonds underperformed in the short term as yields rose. In addition, a 3% position in Salt Verde Citi Prepay Gas Contract bonds was a notable detractor from performance. This position has been a long-term holding and was purchased at highly attractive yields.

NXJ underperformed the S&P Municipal Bond New Jersey Index mainly driven by its longer duration relative to the benchmark in a period of rising interest rates. Additionally, NXJ’s exposure to housing bonds, largely issued by New Jersey Housing and Mortgage Finance Agency, detracted from relative performance. Interest rates rose over the reporting period however, they remained low by historical standards and encouraged mortgage refinancing activity, which weighed on the valuation of housing bonds. Nevertheless, the Fund maintained its position in the housing sector given the municipal investment team’s view that the long-term credit attractiveness outweighs the current market conditions. Partially offsetting the relative detractors were NXJ’s overweight to lower rated, higher yielding sectors and credits, particularly those that have rebounded from the pandemic shock. These include higher education (especially smaller, private colleges and universities that depend more on tuition than endowments), hospitals and transportation.

NQP outperformed the S&P Municipal Bond Pennsylvania Index during the reporting period. Most of NQP’s outperformance was driven by exposures to lower rated, higher yielding credits and sectors, especially overweight allocations to BBB, below investment-grade and non-rated bonds and corresponding underweights to bonds rated A and higher. NQP’s holding in Energy Harbor common stock, acquired during a restructuring, was another top contributor to relative performance. Energy Harbor’s stock price appreciated on several tailwinds, namely, strong demand for energy generation as the economy reopened, rising electricity prices, and U.S. and global governments’ focus on low carbon energy sources like nuclear power. The company’s increasing distance from the bankruptcy of its parent company was also beneficial. Partially offsetting these relative gains was the Fund’s housing exposure, primarily through Pennsylvania Housing Finance Agency. Similar to NXJ, Pennsylvania housing bonds remained under pressure given increased refinancing activity, but NQP continued to hold the position on the municipal investment team’s favorable long-term outlook.

NUO underperformed the S&P Municipal Bond Ohio Index during the reporting period, as the mixed impact of duration and yield curve positioning, including the use of leverage, offset advantageous positioning across individual credits, sectors and credit quality. NUO’s overweight to the shortest duration band detracted slightly and underweight allocations to the 2- to 6-year duration range contributed a small relative gain, while the Fund’s overall longer portfolio duration detracted as yields rose. These detractors were partially offset by a position in Energy Harbor common stock, which saw significant price appreciation during the reporting period (as detailed in NQP’s performance discussion), as well as holdings in longer dated, lower rated health care bonds that were held for the full reporting period. From a sector standpoint, underweight allocations to state and local general obligation debt drove positive results, more than compensating for the overweight to toll roads, which detracted. Across the credit quality spectrum, the largest positive contribution came from an overweight to non-rated bonds, which more than offset relative weakness from an underweight to BBB rated credit.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage from issuance of preferred shares and the use of leverage through inverse floating rate securities had a negative impact on the total return performance of NAZ, NXJ and NUO while they were positive for NQP over the reporting period.

As of February 28, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NXJ	NUO	NQP
Effective Leverage*	38.41%	38.75%	35.61%	37.15%
Regulatory Leverage*	34.46%	32.82%	32.76%	27.55%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2022, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NAZ	$ 88,300,000	$ —	$ 88,300,000
NXJ	$313,900,000	$ —	$313,900,000
NUO	$148,000,000	$ —	$148,000,000
NQP	$217,500,000	$ —	$217,500,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

Refer to Notes to Financial Statements, Note – 5 Fund Shares, for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of February 28, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NXJ	NUO	NQP
March 2021	$0.0500	$0.0585	$0.0490	$0.0560
April	0.0500	0.0585	0.0490	0.0560
May	0.0500	0.0585	0.0490	0.0560
June	0.0500	0.0585	0.0490	0.0560
July	0.0500	0.0585	0.0490	0.0560
August	0.0500	0.0585	0.0490	0.0560
September	0.0500	0.0585	0.0490	0.0560
October	0.0500	0.0585	0.0490	0.0560
November	0.0500	0.0585	0.0490	0.0560
December	0.0500	0.0585	0.0490	0.0560
January	0.0500	0.0585	0.0490	0.0520
February 2022	0.0500	0.0585	0.0490	0.0520
Total Distributions from Net Investment Income	$0.6000	$0.7020	$0.5880	$0.6640
Total Distributions from Long-Term Capital Gains*	$ —	$ —	$0.0250	$ —
Total Distributions	$0.6000	$0.7020	$0.6130	$0.6640

Yields
Market Yield**	4.35%	5.19%	3.99%	4.41%
Taxable-Equivalent Yield**	7.95%	10.73%	7.21%	7.85%

*	Distribution paid in December 2021.
**	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 45.3%, 51.6%, 44.8% and 43.9% for NAZ, NXJ, NUO and NQP, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of February 28, 2022 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAZ	NXJ	NUO	NQP
Common shares cumulatively repurchased and retired	127,500	1,710,343	205,000	734,900
Common shares authorized for repurchase	1,155,000	4,145,000	1,830,000	3,735,000

OTHER COMMON SHARE INFORMATION

As of February 28, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAZ	NXJ	NUO	NQP
Common share NAV	$14.50	$15.49	$16.59	$15.30
Common share price	$13.78	$13.52	$14.72	$14.16
Premium/(Discount) to NAV	(4.97)%	(12.72)%	(11.27)%	(7.45)%
Average premium/(discount) to NAV	2.30%	(8.84)%	(8.78)%	(7.45)%

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	0.09%	4.30%	4.44%
NAZ at Common Share Price	(5.49)%	3.54%	4.27%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond Arizona Index	(0.09)%	3.02%	3.18%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investments as of February 28, 2022 - Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Arizona Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.0%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	158.3%
Floating Rate Obligations	(5.8)%
AMTP Shares, net of deferred
offering costs	(52.5)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
Arizona	95.9%
Guam	2.1%
Puerto Rico	2.0%
Virgin Islands	0.0%*
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	25.1%
Education and Civic Organizations	22.2%
Utilities	15.4%
Health Care	12.9%
Tax Obligation/General	11.0%
Transportation	5.3%
Other	8.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.7%
AAA	4.7%
AA	48.0%
A	22.7%
BBB	3.2%
BB or Lower	5.5%
N/R (not rated)	10.2%
Total	100%

*	Rounds to less than 0.1%
1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Arizona’s personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NXJ	Nuveen New Jersey Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NXJ at Common Share NAV	(1.68)%	4.81%	4.81%
NXJ at Common Share Price	0.53%	5.26%	4.19%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond New Jersey Index	(0.31)%	4.04%	3.71%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investments as of February 28, 2022 - Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New Jersey Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.3%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	154.0%
Floating Rate Obligations	(5.3)%
VRDP Shares, net of deferred offering costs	(48.7)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
New Jersey	91.2%
New York	3.4%
Pennsylvania	3.2%
Delaware	2.1%
Puerto Rico	0.1%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	22.1%
Transportation	14.8%
Health Care	14.3%
Education and Civic Organizations	11.9%
U.S. Guaranteed	11.5%
Tax Obligation/General	7.5%
Housing/Single Family	6.0%
Other	11.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.8%
AAA	8.9%
AA	34.4%
A	16.4%
BBB	20.6%
BB or Lower	5.2%
N/R (not rated)	2.7%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New Jersey’s personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NUO	Nuveen Ohio Quality Municipal Income Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	(1.08)%	4.03%	4.22%
NUO at Common Share Price	1.03%	3.84%	3.57%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond Ohio Index	(0.19)%	3.77%	4.06%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investments as of February 28, 2022 - Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Ohio Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.8%
Common Stocks	1.1%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	155.2%
Floating Rate Obligations	(6.6)%
VRDP Shares, net of deferred
offering costs	(48.6)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
Ohio	89.9%
Puerto Rico	2.8%
Texas	1.6%
Michigan	1.5%
Colorado	1.1%
North Carolina	1.1%
Florida	0.8%
Missouri	0.5%
Kentucky	0.3%
Oregon	0.3%
Washington	0.1%
Total	100%

Portfolio Composition[1]
(% of total investments)
U.S. Guaranteed	22.2%
Tax Obligation/Limited	17.3%
Utilities	12.7%
Education and Civic Organizations	12.3%
Tax Obligation/General	11.7%
Transportation	11.0%
Health Care	7.7%
Other	5.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	19.1%
AAA	12.0%
AA	36.4%
A	12.3%
BBB	1.5%
BB or Lower	1.9%
N/R (not rated)	16.1%
N/A (not applicable)	0.7%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Ohio’s personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NQP	Nuveen Pennsylvania Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NQP at Common Share NAV	1.72%	5.01%	4.62%
NQP at Common Share Price	4.65%	6.19%	4.67%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond Pennsylvania Index	(0.08)%	3.48%	3.46%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investments as of February 28, 2022 - Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Pennsylvania Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.2%
Common Stocks	5.2%
Short- Term Municipal Bonds	0.9%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	158.0%
Floating Rate Obligations	(20.1)%
VRDP Shares, net of deferred offering costs	(37.9)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
Pennsylvania	97.7%
Puerto Rico	1.3%
New Jersey	1.0%
Total	100%

Portfolio Composition[1]
(% of total investments)
Health Care	22.5%
U.S. Guaranteed	12.7%
Tax Obligation/General	12.2%
Housing/Single Family	12.0%
Utilities	9.2%
Education and Civic Organizations	8.4%
Transportation	7.1%
Tax Obligation/Limited	5.5%
Other	10.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	13.2%
AAA	0.4%
AA	34.9%
A	27.8%
BBB	7.8%
BB or Lower	4.6%
N/R (not rated)	8.0%
N/A (not applicable)	3.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Pennsylvania’s personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

Shareholder Meeting Report

The annual meeting of shareholders was held on November 17, 2021 for NAZ, NUO, NXJ and NQP.  The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NAZ		NUO		NXJ		NQP
	Common and		Common and		Common and		Common and
	Preferred		Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was
reached as follows:
Jack B. Evans
For	8,496,626	—	12,477,635	—	31,184,248	—	27,385,910	—
Withhold	225,998	—	2,879,828	—	2,511,166	—	2,024,120	—
Total	8,722,624	—	15,357,463	—	33,695,414	—	29,410,030	—
Joanne T. Medero
For	8,523,675	—	12,436,017	—	31,130,611	—	27,432,028	—
Withhold	198,949	—	2,921,446	—	2,564,803	—	1,978,002	—
Total	8,722,624	—	15,357,463	—	33,695,414	—	29,410,030	—
Matthew Thornton III
For	8,524,023	—	12,504,419	—	31,149,371	—	27,595,594	—
Withhold	198,601	—	2,853,044	—	2,546,043	—	1,814,436	—
Total	8,722,624	—	15,357,463	—	33,695,414	—	29,410,030	—
William C. Hunter
For	—	883	—	1,480	—	3,139	2,175	—
Withhold	—	—	—	—	—	—	—	—
Total	—	883	—	1,480	—	3,139	2,175	—
Albin F. Moschner
For	—	883	—	1,480	—	3,139	2,175	—
Withhold	—	—	—	—	—	—	—	—
Total	—	883	—	1,480	—	3,139	2,175	—

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen Arizona Quality Municipal Income Fund,
Nuveen New Jersey Quality Municipal Income Fund,
Nuveen Ohio Quality Municipal Income Fund, and
Nuveen Pennsylvania Quality Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Arizona Quality Municipal Income Fund, Nuveen New Jersey Quality Municipal Income Fund, Nuveen Ohio Quality Municipal Income Fund, and Nuveen Pennsylvania Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of February 28, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2022, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

April 27, 2022

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.0% (100.0% of Total Investments)
	Education and Civic Organizations – 34.8% (22.2% of Total Investments)
$ 2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series	7/26 at 100.00	AA	$ 2,465,732
	2016B, 5.000%, 7/01/47
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green	7/25 at 100.00	AA	1,670,190
	Series 2015A, 5.000%, 7/01/41
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D,	7/25 at 100.00	AA	1,670,190
	5.000%, 7/01/41
1,255	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	1,410,996
	4.000%, 7/01/47
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/24 at 100.00	Aa3	2,725,757
	Economic and Educational Development, Series 2014, 5.000%, 8/01/44
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB	571,702
	Basis Schools, Inc. Projects, Series 2017A, 5.125%, 7/01/37, 144A
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	AA–	585,711
	Basis Schools, Inc. Projects, Series 2017C, 5.000%, 7/01/47
250	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	277,310
	Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc. Projects, Series 2017F:
1,700	5.000%, 7/01/37	7/27 at 100.00	AA–	1,936,521
1,645	5.000%, 7/01/47	7/27 at 100.00	AA–	1,852,648
380	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	421,511
	Basis Schools, Inc. Projects, Series 2017G, 5.000%, 7/01/47, 144A
240	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/27 at 100.00	N/R	242,362
	Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A
420	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/29 at 100.00	BB	432,739
	Somerset Academy of Las Vegas, Aliante and Skye Canyon Campus Projects, Series 2021A,
	4.000%, 12/15/41, 144A
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	9/27 at 100.00	BB+	408,776
	Agribusiness and Equine Center, Inc. Project, Series 2017B, 5.000%, 3/01/48, 144A
270	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	BB	282,701
	Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2018A:
615	5.000%, 7/01/38	1/28 at 100.00	AA–	699,575
1,000	5.000%, 7/01/48	1/28 at 100.00	AA–	1,123,740
455	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/26 at 100.00	BB+	510,819
	Academy of Nevada, Horizon, Inspirada and St. Rose Campus Projects, Series 2018A, 5.750%,
	7/15/38, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	9/23 at 105.00	BB+	1,100,210
	Academy of Nevada, Sloan Canyon Campus Project, Series 2020A-2, 6.000%, 9/15/38, 144A
175	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds,	7/28 at 100.00	BB–	179,722
	Pensar Academy Project, Series 2020, 4.000%, 7/01/30, 144A
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of
	Indianapolis – Health Pavilion Project, Series 2019A:
1,645	4.000%, 10/01/39	10/29 at 100.00	BBB+	1,789,595
1,080	4.000%, 10/01/49	10/29 at 100.00	BBB+	1,158,613
1,500	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,681,890
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern	5/22 at 100.00	A+	2,011,360
	University, Refunding Series 2007, 5.000%, 5/15/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center
	for Academic Success Project, Refunding Series 2019:
$ 360	4.000%, 7/01/31	7/29 at 100.00	BBB	$ 391,810
340	4.000%, 7/01/33	7/29 at 100.00	BBB	368,638
195	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/29 at 100.00	BB	200,612
	Arizona Autism Charter Schools Project, Social Series 2021A, 4.000%, 7/01/51, 144A
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	401,910
	Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	547,600
	Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48
1,495	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	AA–	1,753,261
	Highland Prep Project, Series 2019, 5.000%, 1/01/43
665	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/29 at 100.00	AA–	769,325
	Legacy Traditional Schools Projects, Series 2019A, 5.000%, 7/01/49
555	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/31 at 100.00	N/R	576,007
	Legacy Traditional Schools Projects, Series 2021A, 4.000%, 7/01/51, 144A
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/26 at 100.00	BB+	935,354
	Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid
	Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	572,874
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	326,880
2,500	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	1/30 at 100.00	A2	2,948,100
	Revenue Bonds, Creighton University Projects, Series 2020, 5.000%, 7/01/47
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,388,195
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,155	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	1,235,815
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	75,162
	Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46, 144A
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/22 at 100.00	BB	909,693
	Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42
1,400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/22 at 100.00	BB+	1,407,182
	Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BBB–	861,320
	Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 100.00	BB+	556,345
	Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	339,690
300	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	320,835
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB+	709,852
	Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A
610	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	652,212
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/45, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Villa Montessori, Inc. Projects, Series 2015:
210	3.250%, 7/01/25	No Opt. Call	BBB–	214,208
400	5.000%, 7/01/35	7/25 at 100.00	BBB–	432,912
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/28 at 100.00	AA–	537,765
	Vista College Preparatory Project, Series 2018A, 4.125%, 7/01/38
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky	10/26 at 100.00	A3	2,248,146
	University Project, Series 2016, 5.000%, 10/01/36
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	3,708,442
	Project, Series 2012, 5.000%, 6/01/42 (UB) (4)

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Pima County Community College District, Arizona, Revenue Bonds, Series 2019,	7/28 at 100.00	Aa3	$ 595,095
	5.000%, 7/01/36
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	214,446
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Champion Schools Project, Series 2017:
120	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	120,390
680	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	680,299
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB–	212,882
	Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	36,523
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	128,868
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	3/22 at 100.00	B–	744,926
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	6/25 at 100.00	BB	531,690
	Webster Schools, Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona	7/26 at 100.00	AA	821,089
	College, Series 2017, 5.000%, 7/01/35 – BAM Insured
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	AA	832,088
	University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured
53,560	Total Education and Civic Organizations			58,518,811
	Health Care – 20.2% (12.9% of Total Investments)
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals
	Project, Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	A+	3,276,171
2,860	5.000%, 12/01/42	12/24 at 100.00	A+	3,114,054
430	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, Children’s	9/30 at 100.00	A1	486,059
	National Prince County Regional Medical Center, Series 2020A, 4.000%, 9/01/40
4,120	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s	2/30 at 100.00	AA–	4,501,800
	Hospital, Series 2020A, 4.000%, 2/01/50
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A+	1,491,900
	HonorHealth, Series 2019A, 5.000%, 9/01/37
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Refunding Series 2016A:
1,250	5.000%, 1/01/32	1/27 at 100.00	AA–	1,440,063
1,000	5.000%, 1/01/35	1/27 at 100.00	AA–	1,149,040
2,000	5.000%, 1/01/38	1/27 at 100.00	AA–	2,292,100
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Series 2017A:
2,700	4.000%, 1/01/41	1/28 at 100.00	AA–	2,957,958
2,000	5.000%, 1/01/41	1/28 at 100.00	AA–	2,324,740
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	1,103,700
	Series 2019A, 4.000%, 1/01/44
1,500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/30 at 100.00	AA–	1,665,390
	Variable Rate Demand Series 2019F, 4.000%, 1/01/45
2,250	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical	4/31 at 100.00	A	2,197,912
	Center, Series 2021A, 3.000%, 4/01/51
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/26 at 100.00	A+	1,162,012
	Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A+	1,055,070
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
1,450	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/29 at 100.00	A+	1,594,101
	Yavapai Regional Medical Center, Series 2019, 4.000%, 8/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional
	Medical Center, Series 2014A:
$ 1,000	5.000%, 8/01/22	No Opt. Call	A	$ 1,017,810
1,000	5.250%, 8/01/32	8/24 at 100.00	A	1,087,470
30,840	Total Health Care			33,917,350
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
1,250	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group –	6/29 at 100.00	AA	1,358,350
	NCCU Properties LLC- North Carolina Central University, Series 2019A, 4.000%, 6/01/44 –
	BAM Insured
250	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue	10/29 at 103.00	N/R	187,925
	Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A, 5.375%, 10/01/56
1,500	Total Housing/Multifamily			1,546,275
	Long-Term Care – 4.4% (2.8% of Total Investments)
585	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater	7/25 at 101.00	N/R	535,609
	Avondale Project, Series 2017, 5.375%, 1/01/38
2,115	Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal	5/26 at 103.00	BBB–	2,305,815
	Oaks Royal Oaks – Inspirata Pointe Project, Series 2020A, 5.000%, 5/15/56
1,840	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds,	10/25 at 101.00	N/R	1,791,056
	3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36
1,435	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of	12/29 at 102.00	N/R	1,518,072
	Tempe Project, Refunding Series 2021A, 4.000%, 12/01/38
1,080	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU	10/27 at 100.00	N/R	1,144,379
	Project, Series 2017A, 6.125%, 10/01/47, 144A
7,055	Total Long-Term Care			7,294,931
	Tax Obligation/General – 17.3% (11.0% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation	7/27 at 100.00	AA	664,832
	Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 – BAM Insured
2,140	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,167,328
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation	7/22 at 100.00	AA	1,015,760
	Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured
2,315	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/28 at 100.00	Aa1	2,757,281
	Bonds, School Improvement Project 1990, Series 1990A, 5.000%, 7/01/38
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/27 at 100.00	Aa1	732,589
	Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation	7/22 at 100.00	Aa1	785,292
	Bonds, Series 2011, 5.000%, 7/01/23
1,500	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series	7/28 at 100.00	Aa3	1,785,285
	2018C, 5.000%, 7/01/36
1,500	Maricopa County Unified School District 69 Paradise Valley, Arizona, General Obligation Bonds,	7/31 at 100.00	N/R	1,728,345
	School Improvement Project of 2019, Series 2022C, 4.000%, 7/01/41, (WI/DD, Settling 4/05/22)
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation	7/25 at 102.00	Aa1	1,510,960
	Bonds, School Improvement Series 2018, 5.000%, 7/01/36
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation	7/27 at 100.00	AAA	1,491,814
	Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33
	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation
	Bonds, School Improvement Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	A1	1,154,580
1,000	5.000%, 7/01/36	7/27 at 100.00	A1	1,152,390
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017,	7/27 at 100.00	AA–	798,930
	5.000%, 7/01/36
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation	7/22 at 100.00	AA	1,393,386
	Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds,	7/24 at 100.00	AA	3,118,147
	School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/22 at 100.00	A	$ 1,774,465
	Improvement Project 2010 Series 2011A, 5.000%, 7/01/25
1,500	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/27 at 100.00	AA	1,736,805
	Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 – BAM Insured
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation
	Bonds, School improvement Project 2016, Series 2017A:
620	5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	712,448
1,000	5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	1,148,020
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General
	Obligation Bonds, School Improvement Project 2012, Series 2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	761,632
665	4.500%, 7/01/34	7/24 at 100.00	AA–	707,587
26,265	Total Tax Obligation/General			29,097,876
	Tax Obligation/Limited – 39.4% (25.1% of Total Investments)
100	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds,	No Opt. Call	N/R	112,386
	Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A1	2,335,318
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/36
1,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016,	7/26 at 100.00	AA+	1,421,000
	5.000%, 7/01/35
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	297,124
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,106,580
1,215	Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds,	7/30 at 100.00	N/R	1,258,521
	Assessment District 3, Series 2020, 4.000%, 7/01/45
123	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	94,597
	Series 2017A, 7.000%, 7/01/41, 144A (5)
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	1,263,276
	Series 2015, 5.000%, 7/15/39, 144A
1,810	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,066,296
	Series 2017, 5.000%, 7/15/42 – AGM Insured
2,445	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,667,935
	Series 2018, 4.375%, 7/15/43 – BAM Insured
1,100	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/31 at 100.00	N/R	1,220,175
	Series 2021, 4.000%, 7/15/45 – BAM Insured
484	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/23 at 100.00	N/R	491,608
	Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38
697	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/27 at 100.00	N/R	725,591
	Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43
2,280	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/30 at 100.00	N/R	2,224,391
	Bonds, Assessment District 12, Series 2021, 3.750%, 7/01/45
1,035	Eastmark Community Facilities District 2, Mesa, Arizona, General Obligation Bonds,	7/30 at 100.00	N/R	969,774
	Series 2020, 3.500%, 7/15/44
105	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General	7/27 at 100.00	AA	121,036
	Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation
	Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	350,575
1,085	5.000%, 7/15/31	7/22 at 100.00	AA	1,101,101
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/26 at 100.00	AA	547,835
	Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	1,171,580
	Bonds, Series 2017, 5.000%, 7/15/37 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 590	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	$ 690,371
	Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/30 at 100.00	AA	1,141,650
	Bonds, Series 2020, 4.000%, 7/15/40 – BAM Insured
371	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds,	7/27 at 100.00	N/R	384,052
	Assessment District 11, Series 2017, 5.200%, 7/01/37
545	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	7/26 at 100.00	A1	587,041
	Refunding Series 2016, 4.000%, 7/15/32
810	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation	No Opt. Call	A–	831,562
	Refunding Bonds, Series 2013, 5.000%, 7/15/23
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	1,651,365
1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,393,100
	5.000%, 12/01/46
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,496,207
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/26 at 100.00	BBB	221,302
	Bonds, Series 2016, 5.000%, 7/15/31
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/27 at 100.00	AA	436,594
	Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation	3/22 at 100.00	N/R	350,928
	Bonds, Series 2006, 5.350%, 7/15/31
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/22 at 100.00	A	2,563,875
	JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa	7/22 at 100.00	AA+	587,737
	Project, Series 2012, 5.000%, 7/01/38 (AMT)
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,076,130
1,600	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/39	8/28 at 100.00	AA	1,800,000
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,550	4.550%, 7/01/40	7/28 at 100.00	N/R	1,717,105
2,040	5.000%, 7/01/58	7/28 at 100.00	N/R	2,287,758
1,085	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,188,108
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding
	Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	588,184
545	4.000%, 8/01/36	8/26 at 100.00	AA	589,783
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	2,065,415
	5.000%, 8/01/42
2,400	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2020,	8/30 at 100.00	AA	2,690,592
	4.000%, 8/01/50
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,509,592
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,256,870
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	No Opt. Call	AAA	3,264,420
	Series 2006, 5.000%, 7/01/24
1,650	Sundance Community Facilities District, Buckeye, Arizona, General Obligation Bonds,	7/28 at 100.00	AA	1,953,369
	Refunding Series 2018, 5.000%, 7/15/39 – BAM Insured
1,150	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General	7/31 at 100.00	AA	1,307,447
	Obligation Bonds, Series 2021, 4.000%, 7/15/41 – AGM Insured
2,505	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	AAA	2,541,548
	5.000%, 7/01/37
85	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	86,157
	Series 2012A, 4.000%, 10/01/22 – AGM Insured

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 600	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds,	3/22 at 100.00	N/R	$ 600,618
	Series 2016, 3.250%, 7/15/25, 144A
4,240	Yavapai County Jail District, Arizona, Pleged Revenue Obligation Bonds, Series 2020,	7/29 at 100.00	AA	4,756,432
	4.000%, 7/01/40 – BAM Insured
61,155	Total Tax Obligation/Limited			66,162,011
	Transportation – 8.4% (5.3% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	A1	1,006,369
2,185	5.000%, 7/01/45	7/25 at 100.00	A1	2,415,626
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior
	Lien Series 2013:
1,785	5.000%, 7/01/30 (AMT)	7/23 at 100.00	Aa3	1,864,986
2,215	5.000%, 7/01/32 (AMT)	7/23 at 100.00	Aa3	2,312,770
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	Aa3	2,297,720
	Series 2017A, 5.000%, 7/01/47 (AMT)
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	Aa3	1,735,215
	Series 2018, 5.000%, 7/01/43 (AMT)
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue
	Bonds, Series 2019A:
975	5.000%, 7/01/33	7/29 at 100.00	A3	1,161,459
1,045	5.000%, 7/01/35	7/29 at 100.00	A3	1,242,620
12,615	Total Transportation			14,036,765
	U.S. Guaranteed – 7.4% (4.7% of Total Investments) (6)
1,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding	7/22 at 100.00	AA	1,501,342
	Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option	6/22 at 100.00	Aa2	2,334,192
	Bond Trust 2015-XF0053, 17.308%, 6/01/42 (Pre-refunded 6/01/22), 144A (IF)
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/24 at 100.00	AA–	1,282,164
	Series 2014A, 5.000%, 1/01/44 (Pre-refunded 1/01/24)
550	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General	7/27 at 100.00	AA	648,522
	Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 (Pre-refunded 7/15/27) – AGM Insured
55	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	7/26 at 100.00	N/R	60,920
	Refunding Series 2016, 4.000%, 7/15/32 (Pre-refunded 7/15/26)
545	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	574,326
	2013, 5.250%, 7/01/33 (Pre-refunded 7/01/23)
720	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	N/R	779,177
	6/01/40 (Pre-refunded 6/01/24)
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/24 at 100.00	AAA	2,174,820
	Series 2014A, 5.000%, 7/01/39 (Pre-refunded 7/01/24)
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	7/27 at 100.00	AAA	1,560,002
	Series 2017, 5.000%, 7/01/36 (Pre-refunded 7/01/27)
1,495	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	N/R	1,516,304
	5.000%, 7/01/37 (Pre-refunded 7/01/22)
11,605	Total U.S. Guaranteed			12,431,769
	Utilities – 24.2% (15.4% of Total Investments)
	Carefree Utilities Community Facilities District, Arizona, Water System Revenue Bonds,
	Series 2021:
1,005	4.000%, 7/01/41	7/31 at 100.00	A+	1,151,137
1,000	4.000%, 7/01/51	7/31 at 100.00	A+	1,127,520
655	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds,	1/26 at 100.00	AA+	732,015
	Series 2016, 5.000%, 1/01/36
785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien	7/26 at 100.00	AA	882,952
	Series 2016, 5.000%, 7/01/45 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2020,	7/29 at 100.00	AA	$ 1,690,080
	4.000%, 7/01/45 – AGM Insured
665	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	753,618
	Refunding Series 2017, 5.000%, 7/01/36
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,184,898
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	AA	1,244,903
	2015A, 5.000%, 7/01/36 – AGM Insured
8,750	Mesa, Arizona, Utility System Revenue Bonds, Series 2018, 5.000%, 7/01/42 (UB) (4)	7/28 at 100.00	Aa2	10,309,162
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds,	7/24 at 100.00	AA+	1,228,195
	Refunding Junior Lien Series 2014, 5.000%, 7/01/29
465	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/31 at 100.00	AAA	576,763
	Series 2021A, 5.000%, 7/01/45
1,040	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding	No Opt. Call	AAA	1,056,994
	Junior Lien Series 2001, 5.500%, 7/01/22 – FGIC Insured
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/26 at 100.00	A+	782,028
	Series 2016, 5.000%, 7/01/35
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	6/25 at 100.00	AA+	1,665,315
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A3	5,478,840
5,665	5.000%, 12/01/37	No Opt. Call	A3	7,220,156
	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018:
500	5.000%, 7/01/35	7/28 at 100.00	AA+	593,575
805	5.000%, 7/01/36	7/28 at 100.00	AA+	954,923
2,105	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	4/22 at 100.00	N/R	1,999,118
	Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
34,995	Total Utilities			40,632,192
$ 239,590	Total Long-Term Investments (cost $251,102,494)			263,637,980
	Floating Rate Obligations – (5.8)%			(9,755,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (52.5)% (7)			(88,241,275)
	Other Assets Less Liabilities – 1.3%			2,330,597
	Net Asset Applicable to Common Shares – 100%			$ 167,972,302

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 33.5%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments mayonly be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NXJ	Nuveen New Jersey Quality Municipal
Income Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.3% (99.9% of Total Investments)
	MUNICIPAL BONDS – 152.3% (99.9% of Total Investments)
	Consumer Discretionary – 0.4% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich
	Center Hotel/Conference Center Project, Series 2005A:
$ 2,460	5.000%, 1/01/32 (4)	3/22 at 100.00	Caa3	$ 1,777,866
1,485	5.125%, 1/01/37 (4)	3/22 at 100.00	Caa3	994,000
3,945	Total Consumer Discretionary			2,771,866
	Consumer Staples – 5.1% (3.3% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
8,850	4.000%, 6/01/37	6/28 at 100.00	A–	9,571,717
1,365	5.000%, 6/01/46	6/28 at 100.00	BBB+	1,533,455
11,680	5.250%, 6/01/46	6/28 at 100.00	BBB+	13,323,493
7,450	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	8,301,684
	Bonds, Series 2018B, 5.000%, 6/01/46
29,345	Total Consumer Staples			32,730,349
	Education and Civic Organizations – 18.0% (11.8% of Total Investments)
1,250	Atlantic County Improvement Authority, New Jersey, General Obligation Lease Revenue	7/31 at 100.00	AA	1,394,337
	Bonds, Stockton University Atlantic City Campus Phase II, Series 2021A, 4.000%,
	7/01/47 – AGM Insured
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	1,859,317
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
	Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds,
	Institute of Technology CHF-Newark, LLC-NJIT Student Housing Project, Series 2021A:
1,400	4.000%, 8/01/51 – BAM Insured	8/31 at 100.00	AA	1,556,324
2,600	4.000%, 8/01/56 – BAM Insured	8/31 at 100.00	AA	2,874,326
1,500	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University	7/30 at 100.00	AA	1,657,320
	Fossil Park & Student Center Projects, Series 2021, 4.000%, 7/01/51 – BAM Insured
1,000	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	1,106,670
	Academy Charter School, Series 2018A, 5.000%, 7/01/50
175	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	188,022
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding	No Opt. Call	A	2,238,131
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding
	Series 2017:
500	5.000%, 6/01/32	12/27 at 100.00	A	584,670
820	3.000%, 6/01/32	12/27 at 100.00	A	856,613
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	1,166,891
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
5,950	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	6,408,626
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,
	Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	A+	2,654,355
1,600	5.000%, 7/01/33	7/25 at 100.00	A+	1,772,192
1,000	5.000%, 7/01/34	7/25 at 100.00	A+	1,107,140
5,280	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University,	No Opt. Call	AAA	6,649,474
	Refunding Series 2021C, 5.000%, 3/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender	7/24 at 100.00	AAA	$ 4,988,280
	Option Bond Trust 2015-XF0149, 13.367%, 7/01/44, 144A (IF) (5)
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding
	Series 2012B:
550	5.000%, 7/01/37	7/22 at 100.00	A	556,440
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,062,432
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
330	3.750%, 7/01/37	7/27 at 100.00	BB+	320,229
3,830	4.000%, 7/01/42	7/27 at 100.00	BB+	3,772,129
4,205	5.000%, 7/01/47	7/27 at 100.00	BB+	4,410,961
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/25 at 100.00	BBB+	1,292,352
	Refunding Series 2015C, 5.000%, 7/01/35
775	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/27 at 100.00	BBB+	790,647
	Refunding Series 2017D, 3.500%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2013D:
685	5.000%, 7/01/38	7/23 at 100.00	BBB+	707,763
1,935	5.000%, 7/01/43	7/23 at 100.00	BBB+	1,997,810
1,980	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/26 at 100.00	BBB+	1,903,255
	Series 2016C, 3.000%, 7/01/46
860	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of	7/30 at 100.00	BBB+	922,832
	Technology Issue, Green Series 2020A, 4.000%, 7/01/50
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
1,060	5.000%, 7/01/37	7/27 at 100.00	BBB+	1,197,800
2,500	5.000%, 7/01/42	7/27 at 100.00	BBB+	2,804,725
3,160	5.000%, 7/01/47	7/27 at 100.00	BBB+	3,523,748
1,050	4.000%, 7/01/47	7/27 at 100.00	BBB+	1,105,671
975	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	1,024,442
	Elizabeth, Series 2016D, 5.000%, 7/01/46
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,	7/25 at 100.00	A3	4,992,060
	Series 2015C, 5.000%, 7/01/40
	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,
	Series 2017B:
2,000	5.000%, 7/01/42 – AGM Insured	7/27 at 100.00	AA	2,305,180
2,420	5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	2,772,352
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender
	Option Bond Trust 2015-XF0151:
261	11.244%, 12/01/23 (AMT), 144A (IF)	12/22 at 100.00	Aaa	276,221
235	11.442%, 12/01/24 (AMT), 144A (IF)	12/22 at 100.00	Aaa	248,097
160	11.802%, 12/01/25 (AMT), 144A (IF)	12/22 at 100.00	Aaa	168,936
45	12.725%, 12/01/26 (AMT), 144A (IF)	12/22 at 100.00	Aaa	47,504
835	13.279%, 12/01/27 (AMT), 144A (IF)	12/23 at 100.00	Aaa	928,921
1,165	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/29 at 100.00	AA	1,137,226
	Refunding Senior Series 2021B, 2.500%, 12/01/40 (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Refunding Series 2018A:
1,890	3.750%, 12/01/30 (AMT)	6/28 at 100.00	Aaa	1,941,295
1,935	4.000%, 12/01/32 (AMT)	6/28 at 100.00	Aaa	2,000,983
1,510	4.000%, 12/01/33 (AMT)	6/28 at 100.00	Aaa	1,561,491
1,615	4.000%, 12/01/35 (AMT)	6/28 at 100.00	Aaa	1,670,071
1,230	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/29 at 100.00	BBB	1,138,660
	Refunding Subordinate Series 2021C, 3.250%, 12/01/51 (AMT)

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Senior Lien Series 2016-1A:
$ 2,765	3.500%, 12/01/32 (AMT)	12/25 at 100.00	Aaa	$ 2,780,097
640	4.000%, 12/01/39 (AMT)	12/25 at 100.00	Aaa	659,853
2,030	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	Aa1	2,077,583
	Senior Series 2019B, 3.250%, 12/01/39 (AMT)
765	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/28 at 100.00	Aa1	785,066
	Senior Series 2020B, 3.500%, 12/01/39 (AMT)
560	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	3/22 at 100.00	Aaa	560,661
	Series 2011-1, 5.750%, 12/01/27 (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Series 2012-1A:
960	4.250%, 12/01/25 (AMT)	12/22 at 100.00	Aaa	979,277
315	4.375%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	321,142
500	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/22 at 100.00	Aaa	513,880
	Series 2012-1B, 5.750%, 12/01/39 (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Series 2013-1A:
84	3.500%, 12/01/23 (AMT)	12/22 at 100.00	Aaa	85,252
275	3.750%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	278,721
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Series 2015-1A:
2,545	4.000%, 12/01/28 (AMT)	12/24 at 100.00	Aaa	2,618,525
1,405	4.000%, 12/01/30 (AMT)	12/24 at 100.00	Aaa	1,445,590
7,070	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/26 at 100.00	Aaa	7,336,680
	Subordinate Series 2017-C, 4.250%, 12/01/47 (AMT)
4,795	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	A2	4,714,588
	Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)
2,315	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	2,555,390
	5.000%, 7/01/45
107,385	Total Education and Civic Organizations			115,357,226
	Financials – 0.2% (0.2% of Total Investments)
1,500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road	No Opt. Call	Ba2	1,592,685
	Landfill Project, Series 2002, 6.500%, 4/01/28
	Health Care – 21.8% (14.3% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	2/24 at 100.00	BBB+	186,820
220	5.000%, 2/15/26	2/24 at 100.00	BBB+	234,643
1,320	5.000%, 2/15/27	2/24 at 100.00	BBB+	1,407,133
1,385	5.000%, 2/15/28	2/24 at 100.00	BBB+	1,476,978
1,385	5.000%, 2/15/29	2/24 at 100.00	BBB+	1,476,368
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,660,050
3,040	5.000%, 2/15/33	2/24 at 100.00	BBB+	3,233,709
1,000	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,063,460
1,950	5.000%, 2/15/35	2/24 at 100.00	BBB+	2,073,142
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	6,329,482
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
	New Jersey Health Care Facilities Authority, Revenue Bonds, Atlanticare Health System
	Obligated Group Issue, Series 2021:
2,880	2.375%, 7/01/46	7/31 at 100.00	AA–	2,507,242
1,285	3.000%, 7/01/51	7/31 at 100.00	AA–	1,235,913
225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital	3/22 at 100.00	AA–	225,860
	Corporation, Series 2008A, 5.000%, 7/01/27

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint
	Peters University Hospital, Refunding Series 2011:
$ 2,000	6.000%, 7/01/26	3/22 at 100.00	BB+	$ 2,005,220
3,425	6.250%, 7/01/35	3/22 at 100.00	BB+	3,434,967
3,550	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	3/22 at 100.00	BB+	3,560,543
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
2,570	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	2,788,578
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
11,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	11,879,450
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
700	5.000%, 7/01/28	7/27 at 100.00	AA–	822,948
4,140	5.000%, 7/01/57	7/27 at 100.00	AA–	4,757,315
1,310	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	1,360,959
	Center, Refunding Series 2014A, 4.000%, 7/01/45
12,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	13,886,322
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (5)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health
	System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/22 at 100.00	AA–	3,043,680
3,000	5.000%, 7/01/26	7/22 at 100.00	AA–	3,043,350
2,500	5.000%, 7/01/27	7/22 at 100.00	AA–	2,535,875
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	7/23 at 100.00	AA–	1,516,946
	System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	AA	947,653
1,055	5.000%, 7/01/33	7/26 at 100.00	AA	1,203,597
1,370	5.000%, 7/01/34	7/26 at 100.00	AA	1,561,731
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood
	Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	AA–	4,582,736
5,955	5.000%, 7/01/43	7/24 at 100.00	AA–	6,433,961
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	4,162,685
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
4,320	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	4,910,976
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
1,600	3.000%, 7/01/32	7/26 at 100.00	BBB–	1,652,544
1,135	4.000%, 7/01/34	7/26 at 100.00	BBB–	1,232,224
1,600	5.000%, 7/01/35	7/26 at 100.00	BBB–	1,812,848
2,700	5.000%, 7/01/36	7/26 at 100.00	BBB–	3,057,507
3,095	5.000%, 7/01/41	7/26 at 100.00	BBB–	3,480,668
5,655	4.000%, 7/01/48	7/26 at 100.00	BBB–	6,058,145
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
5,115	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	5,393,921
3,910	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	4,292,672
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
2,055	4.000%, 7/01/44	7/29 at 100.00	A+	2,288,551
8,295	3.000%, 7/01/49	7/29 at 100.00	A+	8,079,496
130,990	Total Health Care			139,898,868

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 5.4% (3.5% of Total Investments)
$ 1,845	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	B	$ 1,966,069
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	Ba3	1,967,241
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48
6,575	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB–	6,771,527
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
3,496	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Cherry	No Opt. Call	N/R	3,260,054
	Garden Apartments Project, Series 2021B, 2.375%, 1/01/39
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds,
	Series 2013-2:
2,165	4.350%, 11/01/33 (AMT)	11/22 at 100.00	AA	2,190,287
1,235	4.600%, 11/01/38 (AMT)	11/22 at 100.00	AA	1,250,265
1,235	4.750%, 11/01/46 (AMT)	11/22 at 100.00	AA	1,249,771
4,320	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	4,452,753
	4.000%, 11/01/45
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D:
1,125	3.900%, 11/01/32 (AMT)	5/26 at 100.00	AA–	1,185,739
1,750	4.250%, 11/01/37 (AMT)	5/26 at 100.00	AA–	1,856,977
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A:
1,150	2.300%, 11/01/40	11/29 at 100.00	AA–	1,076,124
500	2.450%, 11/01/45	11/29 at 100.00	AA–	459,740
1,000	2.550%, 11/01/50	11/29 at 100.00	AA–	904,570
1,000	2.625%, 11/01/56	11/29 at 100.00	AA–	866,500
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2021A:
1,500	2.250%, 11/01/36	11/30 at 100.00	N/R	1,400,940
1,270	2.650%, 11/01/46	11/30 at 100.00	N/R	1,159,370
1,445	2.700%, 11/01/51	11/30 at 100.00	N/R	1,304,228
1,310	2.750%, 11/01/56	11/30 at 100.00	N/R	1,168,913
34,821	Total Housing/Multifamily			34,491,068
	Housing/Single Family – 9.1% (6.0% of Total Investments)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
5,795	3.600%, 4/01/33	10/27 at 100.00	AA	6,014,515
3,595	3.750%, 10/01/35	10/27 at 100.00	AA	3,747,248
3,100	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	10/27 at 100.00	AA	3,244,026
	Series 2018B, 3.800%, 10/01/32 (AMT)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2019C:
4,835	3.500%, 10/01/34 (UB) (5)	4/28 at 100.00	AA	5,069,304
4,835	3.850%, 10/01/39 (UB) (5)	4/28 at 100.00	AA	5,111,610
3,295	3.950%, 10/01/44 (UB) (5)	4/28 at 100.00	AA	3,477,938
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2020E:
5,335	2.050%, 10/01/35	4/29 at 100.00	AA	5,003,376
6,920	2.250%, 10/01/40	4/29 at 100.00	AA	6,426,881
3,560	2.400%, 10/01/45	4/29 at 100.00	AA	3,243,908
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2021H:
5,995	1.900%, 10/01/36	4/30 at 100.00	AA	5,480,989
4,735	2.150%, 10/01/41	4/30 at 100.00	AA	4,298,812
8,255	2.400%, 4/01/52	4/30 at 100.00	AA	7,245,579
60,255	Total Housing/Single Family			58,364,186

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.8% (1.2% of Total Investments)
$ 1,110	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	$ 1,116,571
	Series 2014, 5.250%, 1/01/44
5,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BB+	5,104,250
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BB+	1,474,254
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29
2,755	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	2,647,913
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	1,355,852
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
11,725	Total Long-Term Care			11,698,840
	Tax Obligation/General – 11.5% (7.5% of Total Investments)
440	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	1/28 at 100.00	AA	463,738
	Bonds, Technical High School Project, Series 2018, 3.125%, 1/15/32 – BAM Insured
2,920	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	3,245,668
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
	Cumberland County, New Jersey, General Obligation Bonds, Series 2021:
1,470	2.000%, 5/15/30	5/28 at 100.00	AA–	1,443,511
1,475	2.000%, 5/15/31	5/28 at 100.00	AA–	1,409,126
4,150	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	4,296,329
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured
680	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation	12/27 at 100.00	AA	706,792
	Bonds, Series 2017, 3.250%, 12/15/38
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
1,340	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	1,400,514
1,110	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	1,165,866
1,255	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	1,330,865
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan
	Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
375	3.250%, 8/01/34	8/25 at 100.00	AA	391,913
1,040	5.000%, 8/01/42	8/25 at 100.00	AA	1,146,059
2,000	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	10/30 at 100.00	AA	2,259,760
	Hudson County Courthouse Project, Series 2020, 4.000%, 10/01/51
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,
	Hudson County Vocational Technical Schools Project, Series 2016:
10,310	5.000%, 5/01/46	5/26 at 100.00	AA	11,539,880
3,700	5.250%, 5/01/51	5/26 at 100.00	AA	4,176,597
	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series
	2017A:
1,000	5.000%, 11/01/29	11/27 at 100.00	AA–	1,179,780
515	5.000%, 11/01/31	11/27 at 100.00	AA–	604,239
440	5.000%, 11/01/33	11/27 at 100.00	AA–	515,469
	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue
	Bonds, Series 2021A:
2,140	3.000%, 3/01/32	3/31 at 100.00	AAA	2,327,271
2,125	3.000%, 3/01/33	3/31 at 100.00	AAA	2,295,552
1,000	3.000%, 3/01/36	3/31 at 100.00	AAA	1,052,330
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	809,180
	Parking Utility Series 2014A, 5.000%, 1/01/37
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	9/22 at 100.00	A+	474,449
610	5.000%, 9/01/29	9/22 at 100.00	A+	622,395
300	5.000%, 9/01/31	9/22 at 100.00	A+	306,081
250	3.625%, 9/01/34	9/22 at 100.00	A+	251,650

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,190	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series	9/27 at 100.00	AA	$ 2,378,844
	2017, 4.000%, 9/15/44 – AGM Insured
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
3,100	3.000%, 6/01/32	No Opt. Call	A3	3,274,065
3,530	4.000%, 6/01/32	No Opt. Call	A3	4,110,297
3,115	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A3	2,962,458
	Newark Board of Education, Essex County, New Jersey, General Obligation Bonds, School
	Energy Savings Series 2021:
750	3.000%, 7/15/38 – BAM Insured	7/31 at 100.00	AA	773,933
755	3.000%, 7/15/39 – BAM Insured	7/31 at 100.00	AA	777,469
1,000	3.000%, 7/15/40 – BAM Insured	7/31 at 100.00	AA	1,027,850
	South Orange Village Township, New Jersey, General Obligation Bonds, Refunding Series 2020:
500	4.000%, 1/15/23	No Opt. Call	AA–	513,445
400	4.000%, 1/15/25	No Opt. Call	AA–	429,268
500	4.000%, 1/15/26	No Opt. Call	AA–	546,985
5,145	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue	3/22 at 100.00	AA+	5,164,294
	Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	3/22 at 100.00	Aaa	2,524,029
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
2,170	Union County, New Jersey, General Obligation Bonds, Series 2018, 3.000%, 3/01/27	9/25 at 100.00	Aaa	2,276,959
1,515	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	Aa3	1,765,899
	Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured
69,055	Total Tax Obligation/General			73,940,809
	Tax Obligation/Limited – 33.7% (22.1% of Total Investments)
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County	No Opt. Call	Aaa	4,402,632
	Administration Complex Project, Series 2005, 5.000%, 11/15/26
1,000	Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, Boro Ridgefield	10/30 at 100.00	Aaa	1,153,350
	Project, County Guaranteed Series 2020, 4.000%, 10/15/42
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,796,420
	Series 2003B, 0.000%, 11/01/25 – AGM Insured
2,230	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,627,698
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
5,445	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	Baa1	6,045,529
	Series 2017B, 4.500%, 6/15/40
5,575	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	Baa3	5,713,427
	Refunding Subordinate Series 2017A, 3.375%, 7/01/30
6,000	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	Baa1	6,693,600
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
6,385	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	Baa1	6,869,621
	2014UU, 5.000%, 6/15/27
11,455	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	Baa1	12,664,304
	2015WW, 5.250%, 6/15/40
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social
	Series 2021QQQ:
1,300	5.000%, 6/15/31	12/30 at 100.00	Baa1	1,560,520
1,000	5.000%, 6/15/32	12/30 at 100.00	Baa1	1,195,120
5,020	New Jersey Economic Development Authority, School Facilities Construction Financing	6/24 at 100.00	Baa1	5,407,393
	Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
1,140	5.000%, 6/15/29	6/26 at 100.00	A+	1,293,467
655	5.000%, 6/15/30	6/26 at 100.00	A+	742,626

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB:
$ 1,250	3.000%, 6/15/50	12/31 at 100.00	N/R	$ 1,164,250
2,000	4.000%, 6/15/50	12/31 at 100.00	N/R	2,150,100
32,965	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	25,679,076
	Appreciation Series 2010A, 0.000%, 12/15/30
8,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	8,390,200
	Series 2006A, 5.500%, 12/15/22
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
37,600	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	28,314,680
39,090	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	28,462,602
5,160	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	3,631,969
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	7,646,660
	2010D, 5.000%, 12/15/24
45	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	Baa1	46,884
	2013AA, 5.000%, 6/15/36
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
1,150	5.000%, 12/15/35	12/28 at 100.00	Baa1	1,327,192
440	5.000%, 12/15/36	12/28 at 100.00	Baa1	506,884
4,950	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	Baa1	5,350,109
	2019A, 4.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
6,770	3.500%, 6/15/46	12/28 at 100.00	Baa1	6,838,377
2,900	4.000%, 6/15/50	12/28 at 100.00	Baa1	3,080,409
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
1,175	4.000%, 6/15/45	12/30 at 100.00	Baa1	1,264,418
1,430	5.000%, 6/15/45	12/30 at 100.00	Baa1	1,652,236
4,425	5.000%, 6/15/50	12/30 at 100.00	Baa1	5,092,600
3,085	3.000%, 6/15/50	12/30 at 100.00	Baa1	2,873,369
1,320	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/31 at 100.00	Baa1	1,457,135
	2021A, 4.000%, 6/15/34
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/25 at 100.00	AA	4,088,705
	Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36
4,005	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/22 at 100.00	Aa1	4,016,695
	Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35
667	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	748,007
	2018A-1, 5.000%, 7/01/58
67	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	74,101
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
285	24.372%, 5/01/28, 144A (IF) (5)	No Opt. Call	Aaa	617,290
285	24.455%, 5/01/29, 144A (IF) (5)	No Opt. Call	Aaa	660,872
200	24.455%, 5/01/30, 144A (IF) (5)	No Opt. Call	Aaa	492,084
370	24.198%, 5/01/31, 144A (IF) (5)	No Opt. Call	Aaa	954,226
385	24.332%, 5/01/32, 144A (IF) (5)	No Opt. Call	Aaa	1,051,408
400	24.336%, 5/01/33, 144A (IF) (5)	No Opt. Call	Aaa	1,150,813
415	24.455%, 5/01/34, 144A (IF) (5)	No Opt. Call	Aaa	1,257,101
3,975	Union County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds,	No Opt. Call	AA+	7,647,781
	Series 2019-XG0221, 17.806%, 3/01/34, 144A (IF) (5)
229,759	Total Tax Obligation/Limited			216,853,940

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 22.6% (14.8% of Total Investments)
$ 2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A,	1/23 at 100.00	A1	$ 2,481,216
	5.000%, 1/01/42
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,364,541
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,135,849
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	8,233,446
2,580	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	2,884,130
	4.000%, 1/01/44
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,070,310
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	3,012,606
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2019B:
2,005	5.000%, 7/01/28	No Opt. Call	A1	2,406,922
1,520	5.000%, 7/01/29	No Opt. Call	A1	1,863,155
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
2,820	5.000%, 7/01/42	7/27 at 100.00	A1	3,259,018
10,210	5.000%, 7/01/47	7/27 at 100.00	A1	11,765,902
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2019A:
1,050	5.000%, 7/01/28	No Opt. Call	A1	1,260,483
1,350	5.000%, 7/01/29	No Opt. Call	A1	1,654,776
950	5.000%, 7/01/30	7/29 at 100.00	A1	1,166,049
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	7,475,743
	5.000%, 1/01/40
2,325	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,796,556
	5.000%, 1/01/37
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
1,800	5.000%, 1/01/24	1/23 at 100.00	A	1,857,762
1,635	5.000%, 1/01/25	1/23 at 100.00	A	1,685,816
1,875	5.000%, 1/01/26	1/23 at 100.00	A	1,933,369
3,525	5.000%, 1/01/27	1/23 at 100.00	A	3,635,685
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB+	5,937,240
	Replacement Project, Series 2013, 5.625%, 1/01/52 (AMT)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc., Series 1999:
530	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	543,404
1,800	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,844,280
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	Ba3	2,416,230
	Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark
	Container Terminal LLC Project, Refunding Series 2017:
5,660	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Baa3	6,389,461
7,440	5.000%, 10/01/47 (AMT)	10/27 at 100.00	Baa3	8,300,362
6,570	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	7,127,464
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	3,788,861
3,050	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	3,428,474
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck	3/22 at 100.00	A2	2,759,597
	Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured
7,235	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	7,678,723
	Seventy Ninth Series 2013, 5.000%, 12/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	1/23 at 100.00	Aa3	$ 5,108,500
	Seventy Seventh Series 2013, 4.000%, 1/15/43 (AMT)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eighteen Series 2019:
8,000	4.000%, 11/01/41 (AMT) (UB) (5)	11/29 at 100.00	Aa3	8,731,520
4,000	4.000%, 11/01/47 (AMT) (UB) (5)	11/29 at 100.00	Aa3	4,320,840
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Fouteen Series 2019:
4,500	4.000%, 9/01/38 (AMT) (UB) (5)	9/29 at 100.00	Aa3	4,899,870
2,500	4.000%, 9/01/39 (AMT) (UB) (5)	9/29 at 100.00	Aa3	2,731,825
1,040	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	BBB+	1,211,964
	Series 2020A, 5.000%, 11/01/45
132,820	Total Transportation			145,161,949
	U.S. Guaranteed – 17.5% (11.5% of Total Investments) (6)
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	9/24 at 100.00	AA	2,432,281
	Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 (Pre-refunded 9/01/24) –
	AGM Insured
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds,
	Refunding Series 2012A:
2,150	5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	2,181,369
650	4.000%, 7/01/26 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	657,339
625	4.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	632,056
25	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	25,877
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
6,400	5.000%, 6/15/25 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB	6,480,704
3,480	5.000%, 6/15/26 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB	3,523,883
7,945	5.000%, 6/15/28 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB	8,045,186
415	5.000%, 6/15/29 (Pre-refunded 6/15/22)	6/22 at 100.00	BBB	420,233
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3	2,957,219
	Revenue Bonds, Tender Option Bond 2016-XF2357, Formerly Tender Option Bond Trust 3359,
	18.143%, 6/15/46 (Pre-refunded 6/15/23), 144A (IF) (5)
660	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	N/R	742,929
	2015WW, 5.250%, 6/15/40 (Pre-refunded 6/15/25)
15,670	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	10/22 at 100.00	A+	15,973,841
	Water Company, Series 2012C, 4.250%, 10/01/47 (Pre-refunded 10/01/22) (AMT)
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey
	Issue, Series 2013A:
2,475	5.000%, 7/01/38 (Pre-refunded 7/01/23)	7/23 at 100.00	A	2,606,794
3,250	5.000%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A	3,423,062
1,145	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds,	7/22 at 100.00	AA–	1,161,511
	Barnabas Health, Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)
2,055	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	2,232,141
	Center, Refunding Series 2014A, 5.000%, 7/01/45 (Pre-refunded 7/01/24)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health
	System Obligated Group Issue, Refunding Series 2012:
4,165	3.750%, 7/01/27 (ETM)	No Opt. Call	N/R	4,460,673
3,375	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,423,094
1,500	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,521,375
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
555	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	584,487
2,570	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	2,713,560
275	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	290,516
1,285	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,361,021

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	$ 2,444,967
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37 (Pre-refunded 8/15/23)
	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A:
175	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	177,524
400	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	405,836
1,555	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series	No Opt. Call	Baa2	1,555,000
	2004, 5.500%, 3/01/22 – NPFG Insured (ETM)
3,290	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	Baa1	3,330,993
	2012A, 5.000%, 6/15/42 (Pre-refunded 6/15/22)
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	7,883,042
	(Pre-refunded 1/01/23)
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
2,275	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	N/R	2,407,496
1,350	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	A+	1,428,624
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior
	Lien Series 2012A:
1,455	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,471,034
2,365	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	A+	2,390,755
225	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	227,480
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series	No Opt. Call	Baa2	15,564,384
	2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356,	5/23 at 100.00	Aa3	2,580,108
	Formerly Tender Option Bond Trust 3339, 18.183%, 5/01/43 (Pre-refunded 5/01/23), 144A (IF) (5)
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds,
	Refunding Series 2015:
1,000	5.000%, 2/15/34 (Pre-refunded 2/15/25)	2/25 at 100.00	AA	1,108,260
1,395	5.000%, 2/15/35 (Pre-refunded 2/15/25)	2/25 at 100.00	AA	1,546,023
108,810	Total U.S. Guaranteed			112,372,677
	Utilities – 5.2% (3.4% of Total Investments)
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy
	Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32 (AMT)	6/22 at 100.00	Baa2	1,007,700
1,225	5.125%, 6/15/43 (AMT)	6/22 at 100.00	Baa2	1,235,266
1,950	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	A1	1,953,627
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
2,355	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	8/29 at 100.00	A+	2,506,968
	Water Company, Series 2019, 4.000%, 8/01/59 (AMT)
3,505	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	No Opt. Call	A+	3,498,165
	Jersey-American Water Company Inc. Project, Refunding Series 2020B, 1.200%, 11/01/34 (AMT)
	(Mandatory Put 6/01/23)
5,220	New Jersey Infrastructure Bank, Environmental Infrastructure Bonds, Green Series	9/30 at 100.00	AAA	5,516,809
	2021A-1, 3.000%, 9/01/34
2,700	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	No Opt. Call	AA	3,508,866
	Refunding Series 2018, 5.000%, 3/01/37
1,285	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	1,331,247
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
13,000	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic	No Opt. Call	A	12,815,660
	City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29
32,240	Total Utilities			33,374,308
952,650	Total Long-Term Investments (cost $929,188,315)			978,608,771

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.2% (0.1% of Total Investments)
	Education and Civic Organizations – 0.2% (0.1% of Total Investments)
$ 1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Institute for Advanced Study,	3/22 at 100.00	N/R	$ 1,000,000
	Refunding Series 2006C, 0.230%, 7/01/36 (Mandatory Put 3/07/22) (7)
$ 1,000	Total Short-Term Investments (cost $1,000,000)			1,000,000
	Total Investments (cost $930,188,315) – 152.5%			979,608,771
	Floating Rate Obligations – (5.3)%			(33,910,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (48.7)% (8)			(312,621,078)
	Other Assets Less Liabilities – 1.5%			9,360,185
	Net Asset Applicable to Common Shares – 100%			$ 642,437,878

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 31.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments mayonly be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax ETM Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.8% (99.3% of Total Investments)
	Consumer Discretionary – 1.0% (0.6% of Total Investments)
$ 2,680	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	$ 2,899,224
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
	Consumer Staples – 4.8% (3.2% of Total Investments)
20,605	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	3,218,089
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
1,025	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	1,077,142
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
9,555	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	10,409,121
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
31,185	Total Consumer Staples			14,704,352
	Education and Civic Organizations – 19.0% (12.3% of Total Investments)
725	Allen County Port Authority Economic Development, Ohio, Revenue Bonds, University of	6/31 at 100.00	BBB–	767,391
	Northwestern, Refunding Series 2021A, 4.000%, 12/01/40
	Lorain County Community College District, Ohio, General Receipts Revenue Bonds,
	Refunding Series 2017:
1,305	5.000%, 12/01/32	6/27 at 100.00	Aa2	1,516,945
1,200	5.000%, 12/01/33	6/27 at 100.00	Aa2	1,393,584
505	5.000%, 12/01/34	6/27 at 100.00	Aa2	585,643
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	487,718
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,016,080
	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2014:
4,375	5.000%, 9/01/33	9/24 at 100.00	AA	4,733,006
2,500	4.000%, 9/01/39	9/24 at 100.00	AA	2,619,200
2,585	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2017,	9/26 at 100.00	AA	2,955,482
	5.000%, 9/01/41
	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2020A:
1,810	4.000%, 9/01/39	9/30 at 100.00	N/R	2,058,368
2,420	4.000%, 9/01/40	9/30 at 100.00	N/R	2,747,499
1,125	4.000%, 9/01/45	9/30 at 100.00	AA	1,265,951
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University
	Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	120,874
590	5.000%, 11/01/32	5/22 at 100.00	AA	594,295
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/22 at 100.00	A+	5,133,150
	Refunding Series 2013, 5.000%, 12/01/43
	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds,
	John Carroll University 2022 Project, Series 2022:
1,250	4.000%, 10/01/42	10/31 at 100.00	N/R	1,363,200
1,250	4.000%, 10/01/47	10/31 at 100.00	N/R	1,349,263
3,410	Ohio Higher Educational Facility Commission, Revenue Bonds, Case Western Reserve	12/31 at 100.00	N/R	3,889,310
	University Project, Refunding Series 2021A, 4.000%, 12/01/44
725	Ohio Higher Educational Facility Commission, Revenue Bonds, Otterbein University 2022	12/31 at 100.00	N/R	775,649
	Project, Series 2022A, 4.000%, 12/01/46
1,000	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program II, Green	12/31 at 100.00	N/R	1,165,350
	Series 2021A, 4.000%, 12/01/38
1,000	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Series	No Opt. Call	Aa1	1,243,890
	2020A, 5.000%, 12/01/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	$ 1,058,570
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
	University of Akron, Ohio, General Receipts Bonds, Series 2021A:
1,615	5.000%, 1/01/31 – BAM Insured	No Opt. Call	N/R	2,019,396
1,695	5.000%, 1/01/32 – BAM Insured	No Opt. Call	N/R	2,153,582
1,780	5.000%, 1/01/33 – BAM Insured	No Opt. Call	N/R	2,304,157
1,000	University of Cincinnati, Ohio, General Receipts Bonds, Green Bond Series 2014C,	12/24 at 100.00	AA–	1,084,330
	5.000%, 6/01/41
3,175	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA–	3,596,354
1,375	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,517,477
	Project, Series 2019A, 4.000%, 5/01/44
	Youngstown State University, Ohio, General Receipts Bonds, Refunding Series 2017:
1,555	5.000%, 12/15/29	12/26 at 100.00	A+	1,785,420
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	1,912,066
	Youngstown State University, Ohio, General Receipts Bonds, Series 2021:
1,025	4.000%, 12/15/30 – AGM Insured	No Opt. Call	AA	1,207,204
1,000	4.000%, 12/15/32 – AGM Insured	6/31 at 100.00	AA	1,177,330
51,265	Total Education and Civic Organizations			57,597,734
	Health Care – 11.8% (7.7% of Total Investments)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/23 at 100.00	AA–	3,131,070
	Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated
	Group Project, Refunding & Improvement Series 2017:
2,250	5.000%, 12/01/37	12/27 at 100.00	A–	2,588,648
1,000	5.000%, 12/01/47	12/27 at 100.00	A–	1,148,760
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	3,274,133
	Group, Series 2019A, 4.000%, 11/15/43
1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,788,783
	Series 2019A-2, 4.000%, 8/01/49
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	2,455,056
	Project, Series 2013, 5.000%, 6/15/43
1,730	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	1,990,382
	5.000%, 12/01/47
200	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2019A,	12/29 at 100.00	AA–	220,824
	4.000%, 12/01/49
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	BB+	6,260,189
	Obligated Group Project, Series 2013, 5.000%, 2/15/44
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	5,030,505
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
2,090	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group,	1/28 at 100.00	AA	2,474,121
	Refunding Series 2017A, 5.000%, 1/01/33
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,032,420
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,065,740
1,605	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	1,903,883
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/44
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	601,787
	2019A-1, 4.000%, 8/01/44
33,040	Total Health Care			35,966,301

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
$ 2,500	Columbus Metropolitan Housing Authority, Ohio, General Revenue Bonds, Series 2021,	8/31 at 100.00	A+	$ 2,790,975
	4.000%, 8/01/36
30	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds,	3/22 at 100.00	Aaa	30,109
	Agler Project, Series 2002A, 5.550%, 5/20/22 (AMT)
2,530	Total Housing/Multifamily			2,821,084
	Tax Obligation/General – 18.0% (11.7% of Total Investments)
2,500	Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds,	11/27 at 100.00	AA	2,886,525
	School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54
1,050	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 12/01/43	6/28 at 100.00	AA+	1,232,637
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds,
	Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	3,866,716
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	5,094,480
2,250	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	2,740,973
500	Cuyahoga County, Ohio, General Obligation Bonds, Refunding & Capital Improvement Series	6/30 at 100.00	AA	578,355
	2020A, 4.000%, 12/01/34
2,425	Cuyahoga Falls City School District, Summit County, Ohio, General Obligation Bonds,	6/28 at 100.00	AA	2,693,132
	School Improvement Series 2021, 4.000%, 12/01/51 – BAM Insured
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,017,054
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,128,110
1,005	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds,	6/29 at 100.00	AA+	1,196,855
	School Facilities Construction & Improvement Series 2019, 5.000%, 12/01/53
	Lorain County, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2020B:
345	4.000%, 12/01/29	12/25 at 100.00	Aa2	375,743
145	4.000%, 12/01/30	12/25 at 100.00	Aa2	157,756
240	4.000%, 12/01/40	12/25 at 100.00	Aa2	258,566
460	4.000%, 12/01/45	12/25 at 100.00	Aa2	492,826
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	5,639,400
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa3	1,448,785
	2006, 5.500%, 12/01/24 – AMBAC Insured
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	2,995,025
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,496,425
1,365	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2020C,	3/31 at 100.00	AA+	1,721,483
	5.000%, 3/01/37
3,195	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2021A,	3/32 at 100.00	N/R	3,781,187
	4.000%, 3/01/39
4,000	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation	1/28 at 100.00	Aa2	4,368,600
	Bonds, School Improvement Series 2018A, 4.000%, 1/15/55
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	AA	1,924,860
	Bonds, Refunding Series 2007, 5.250%, 12/01/32
4,000	Sycamore Community School District, Hamilton County, Ohio, General Obligation Bonds,	6/29 at 100.00	AAA	4,544,720
	School Improvement Series 2020, 4.000%, 12/01/45
1,200	Toledo, Ohio, General Obligation Bonds, Limited Tax Capital Improvement Series 2020,	12/30 at 100.00	A2	1,355,892
	4.000%, 12/01/35
1,575	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School	12/26 at 100.00	N/R	1,682,840
	Improvement Series 2021, 4.000%, 12/01/56
49,355	Total Tax Obligation/General			54,678,945

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 26.6% (17.3% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2017B-2:
$ 1,250	5.000%, 10/01/31	4/28 at 100.00	AA	$ 1,492,700
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,192,790
	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Refunding
	Subordinate Lien Series 2021A-1:
360	4.000%, 10/01/29	No Opt. Call	AA	417,683
355	4.000%, 10/01/30	No Opt. Call	AA	415,545
	Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate Lien Improvement and Refunding
	Series 2017A-2:
435	5.000%, 10/01/30	10/27 at 100.00	AA	511,269
700	5.000%, 10/01/33	10/27 at 100.00	AA	820,288
500	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	6/29 at 100.00	N/R	526,315
	Bridge Park D Block Project, Series 2019A-1, 5.000%, 12/01/51
950	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	No Opt. Call	N/R	997,329
	Easton Project, Series 2020, 5.000%, 6/01/28, 144A
4,000	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Ballpark Improvement Project, Series	1/31 at 100.00	N/R	4,627,320
	2022A, 4.000%, 1/01/36
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,134,042
2,500	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds,	12/29 at 100.00	AA	2,966,425
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
2,120	5.000%, 6/01/36	6/28 at 100.00	AAA	2,546,099
1,155	5.000%, 6/01/37	6/28 at 100.00	AAA	1,386,219
6,500	5.000%, 6/01/43	6/28 at 100.00	AAA	7,735,650
5,535	5.000%, 6/01/48	6/28 at 100.00	AAA	6,547,573
1,220	Great Oaks Career Campuses Board of Education, Brown, Butler, Clermont, Clinton,	12/29 at 100.00	Aa1	1,392,630
	Fayette, Greene, Hamilton, Highland, Madison, Pickaway, Ross and Warren, Ohio, Certificates
	of Participation, School, 4.000%, 12/01/37
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 –	No Opt. Call	AA	4,849,063
	AGM Insured
6,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/29 at 100.00	Aa2	6,708,060
	2019-I, 4.000%, 10/15/49
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,	10/22 at 100.00	Aa3	1,024,080
	Series 2012C, 5.000%, 10/01/24
2,000	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building	4/29 at 100.00	AA	2,413,680
	Fund Projects, Series 2019A, 5.000%, 4/01/37
	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement
	Fund Projects, Series 2022A:
1,325	5.000%, 12/01/28	No Opt. Call	N/R	1,609,040
1,750	5.000%, 12/01/30	No Opt. Call	N/R	2,209,252
955	Ohio State, Major New State Infrastructure Project Revenue Bonds, Series 2021-1A,	No Opt. Call	AA	1,252,607
	5.000%, 12/15/32
1,250	Pickaway County, Ohio, Sales Tax Special Obligation Bonds, Series 2019, 5.000%, 12/01/48	12/28 at 100.00	AA	1,495,850
1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community	12/25 at 100.00	AA	1,985,607
	Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured
520	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue	12/28 at 100.00	N/R	484,047
	Bonds, Series 2021, 4.250%, 12/01/50, 144A
400	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development	12/28 at 100.00	N/R	417,112
	TIF Revenue Bonds, RBM Development – Phase 2B Project, Series 2018A, 6.000%, 12/01/50
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	957,400
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 6,450	4.500%, 7/01/34	7/25 at 100.00	N/R	$ 6,971,998
3,580	4.550%, 7/01/40	7/28 at 100.00	N/R	3,965,960
1,780	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,971,902
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of
	Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,693,314
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,236,960
1,000	United Local School District, Columbiana County, Certificates of Participation, School	12/30 at 100.00	AA	1,131,970
	Facilities Project, Series 2021, 4.000%, 12/01/38 – BAM Insured
2,450	Westerville City School District, Franklin and Delaware Counties, Ohio, Certificates of	12/27 at 100.00	Aa2	2,856,161
	Participation, School Facilities Project, Series 2018, 5.000%, 12/01/39
72,215	Total Tax Obligation/Limited			80,943,940
	Transportation – 16.9% (11.0% of Total Investments)
	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2015B:
860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	913,208
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	530,935
6,835	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	7,617,744
	4.000%, 1/01/44
750	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	854,423
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth
	Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	2,725,500
3,000	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,259,530
4,250	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A3	4,568,155
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	Aa3	3,280,950
11,260	0.000%, 2/15/38	No Opt. Call	Aa3	7,120,261
5,000	0.000%, 2/15/40	No Opt. Call	Aa3	2,944,150
15,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission,	2/28 at 100.00	Aa3	17,466,600
	Infrastructure Projects, Junior Lien Series 2018A, 5.000%, 2/15/46 (UB) (4)
54,955	Total Transportation			51,281,456
	U.S. Guaranteed – 34.2% (22.2% of Total Investments) (5)
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	AAA	9,329,280
	(Pre-refunded 12/01/26)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2013A-2:
1,520	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,614,255
1,600	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,699,216
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2015A-2:
2,705	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	2,863,946
8,045	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	8,543,870
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series	11/23 at 100.00	AA	3,199,020
	2014A-1, 5.000%, 11/15/38 (Pre-refunded 11/15/23)
945	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014,	12/24 at 100.00	AAA	1,041,012
	5.000%, 12/01/35 (Pre-refunded 12/01/24)
10,350	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/24 at 100.00	Aa1	11,401,560
	Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%,
	12/01/35 (Pre-refunded 12/01/24)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	$ 1,846,983
	(Pre-refunded 12/01/23)
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General
	Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30 (Pre-refunded 11/01/24)	11/24 at 100.00	Aa2	1,382,737
1,540	5.000%, 11/01/31 (Pre-refunded 11/01/24)	11/24 at 100.00	Aa2	1,690,011
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital	12/25 at 100.00	AAA	1,134,370
	Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34 (Pre-refunded 12/01/25)
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	AA+	21,414,564
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities	6/22 at 100.00	Aa3	732,990
	Construction & Improvement Series 2012, 5.000%, 12/01/36 (Pre-refunded 6/01/22)
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding
	& Improvement Series 2014:
2,950	5.000%, 11/15/39 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	3,245,649
1,400	5.000%, 11/15/44 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	1,540,308
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series	5/23 at 100.00	AA+	2,096,280
	2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1:
2,050	5.250%, 2/15/39 (Pre-refunded 2/15/23)	2/23 at 100.00	Aa3	2,134,685
10,915	5.000%, 2/15/48 (Pre-refunded 2/15/23)	2/23 at 100.00	Aa3	11,340,030
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,031,490
	(Pre-refunded 12/01/22)
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban	6/22 at 100.00	Aa3	5,055,100
	Redevelopment, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds,	12/27 at 100.00	AAA	1,195,210
	School Facilities & Improvement Series 2018A, 5.000%, 12/01/48 (Pre-refunded 12/01/27)
	Wood County, Ohio, Hospital Facilities Revenue Bonds, Wood County Hospital Project,
	Refunding and Improvement Series 2012:
1,780	5.000%, 12/01/37 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	1,836,052
890	5.000%, 12/01/37 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	918,026
3,665	5.000%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	3,780,411
1,845	5.000%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	1,903,099
97,615	Total U.S. Guaranteed			103,970,154
	Utilities – 19.6% (12.7% of Total Investments)
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds,	2/24 at 100.00	A1	1,595,520
	Series 2015A, 5.000%, 2/15/42
1,430	American Municipal Power, Inc., Ohio, Greenup Hydroelectric Project Revenue Bonds,	2/26 at 100.00	A1	1,593,563
	Refunding Series 2016A, 5.000%, 2/15/41
1,660	American Municipal Power, Inc., Ohio, Solar Electricity Prepayment Project Revenue	2/29 at 100.00	A	1,958,634
	Bonds, Green Bonds Series 2019A, 5.000%, 2/15/44
1,815	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 –	No Opt. Call	A–	1,352,520
	NPFG Insured
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A–	1,734,240
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	5,298,670
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	1,561,125
3,380	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/44	10/28 at 100.00	Aa3	3,764,881
1,000	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of	12/30 at 100.00	AA+	1,253,470
	Greater Cincinnati, Refunding Series 2020A, 5.000%, 12/01/35

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	$ 2,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	812,203
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured
3,225	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019,	12/29 at 100.00	AAA	3,943,078
	5.000%, 6/01/44
	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds,
	Kestrel Verifiers, Green Series 2021A:
6,500	4.000%, 12/01/46	12/31 at 100.00	N/R	7,495,865
2,500	5.000%, 12/01/46	12/31 at 100.00	N/R	3,148,225
4,500	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds,	6/30 at 100.00	AAA	5,490,270
	Series 2020A, 5.000%, 12/01/50
2,290	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,436,331
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	871,922
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	643,629
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,141,564
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	738,034
10,000	Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%,	11/26 at 100.00	AA–	11,378,500
	11/15/41 (UB) (4)
1,000	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	1,179,590
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/39, 144A
57,995	Total Utilities			59,394,334
$ 452,835	Total Municipal Bonds (cost $440,478,260)			$ 464,257,524

Shares	Description (1)	Value
	COMMON STOCKS – 1.1% (0.7% of Total Investments)
	Independent Power & Renewable Electricity Producers–1.1% (0.7% of Total Investments)
64,677	Energy Harbor Corp (7) ,(8), (9)	$ 3,220,915
	Total Common Stocks (cost $1,843,715)	3,220,915
	Total Long-Term Investments (cost $442,321,975)	467,478,439
	Floating Rate Obligations – (6.6)%	(20,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (48.6)% (10)	(147,788,982)
	Other Assets Less Liabilities – 1.3%	4,141,814
	Net Asset Applicable to Common Shares – 100%	$ 303,831,271

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 31.6%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments mayonly be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

NQP	Nuveen Pennsylvania Quality Municipal
Income Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.4% (99.4% of Total Investments)
	MUNICIPAL BONDS – 150.2% (96.1% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$ 2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	AA–	$ 2,529,920
	Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)
	Education and Civic Organizations – 12.3% (7.9% of Total Investments)
955	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue	No Opt. Call	Baa3	1,078,825
	Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,
	Robert Morris University, Series 2016:
735	3.000%, 10/15/30	10/26 at 100.00	Baa3	739,403
1,000	5.000%, 10/15/38	10/26 at 100.00	Baa3	1,089,690
1,625	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	1,773,379
	Robert Morris University, Series 2017, 5.000%, 10/15/47
	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University
	Project, Series 2020:
590	5.000%, 10/01/39	10/29 at 100.00	BB+	636,634
20	5.000%, 10/01/49	10/29 at 100.00	BB+	21,242
3,215	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	3,587,490
	Charter School Project, Series 2016, 5.125%, 3/15/36
835	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	921,748
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
2,200	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	5/26 at 100.00	A–	2,234,848
	Allegheny College, Series 2016, 3.000%, 5/01/34
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	1,157,590
	Project, Second Series 2017A, 5.000%, 11/01/39
1,230	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	1,358,523
	Project, Series 2019, 5.000%, 5/01/48
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	1,068,725
	Series 2014, 5.000%, 5/01/37
4,595	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	4,827,966
	University, Series 2016, 4.000%, 5/01/46
2,395	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	2,501,266
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
590	3.250%, 5/01/36	5/26 at 100.00	BBB	594,932
1,555	3.500%, 5/01/41	5/26 at 100.00	BBB	1,574,080
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	University of Scranton, Series 2017:
475	3.375%, 11/01/33	11/27 at 100.00	A–	499,933
2,910	4.000%, 11/01/40	11/27 at 100.00	A–	3,153,189
1,745	Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior	6/30 at 100.00	A1	1,700,712
	Series 2021A, 2.625%, 6/01/42 (AMT)
1,465	Pennsylvania Higher Educational Facilties Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	1,547,304
	University, Series 2013A, 6.500%, 9/01/38
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College,
	Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA+	2,763,183
2,080	5.000%, 12/01/44	12/24 at 100.00	AA+	2,255,989

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy	5/22 at 100.00	BBB	$ 1,004,810
	College, Series 2012-KK1, 5.375%, 5/01/42
330	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BB+	331,125
	Series 2012, 4.000%, 5/01/32
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	Baa1	1,039,064
4,300	5.000%, 11/01/42	11/22 at 100.00	Baa1	4,378,217
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	Baa1	1,427,193
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36
1,550	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/31 at 100.00	A–	1,682,184
	Series 2021A, 4.000%, 7/15/46
400	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	437,152
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%,
	6/15/50, 144A
1,255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BB+	1,192,300
	University, Series 2017, 3.625%, 5/01/35
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard	3/22 at 100.00	N/R	500,205
	Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint
	Joseph’s University Project, Refunding Series 2020C. Forward Delivery:
1,500	4.000%, 11/01/36	11/29 at 100.00	A–	1,671,255
1,400	4.000%, 11/01/37	11/29 at 100.00	A–	1,558,256
2,420	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB	2,547,243
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
2,320	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds,	5/26 at 100.00	A–	2,595,941
	University of Scranton, Series 2016, 5.000%, 11/01/37
5,250	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	5,484,150
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
3,555	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	BBB+	3,586,497
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,
	Series 2015A:
1,890	5.000%, 11/01/32	11/25 at 100.00	A–	2,113,795
740	5.000%, 11/01/33	11/25 at 100.00	A–	827,808
740	4.000%, 11/01/35	11/25 at 100.00	A–	788,855
66,270	Total Education and Civic Organizations			70,252,701
	Health Care – 35.1% (22.5% of Total Investments)
17,325	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	18,786,547
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University
	of Pittsburgh Medical Center, Series 2019A:
210	4.000%, 7/15/35	7/29 at 100.00	A	235,683
1,000	4.000%, 7/15/37	7/29 at 100.00	A	1,117,670
1,310	4.000%, 7/15/38	7/29 at 100.00	A	1,459,799
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
630	3.750%, 11/01/42	11/27 at 100.00	BB–	599,458
8,290	5.000%, 11/01/50	11/27 at 100.00	BB–	8,700,935
4,100	5.000%, 11/01/50 (UB) (4)	11/27 at 100.00	BB–	4,303,237
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	BB–	3,302,112
	Medical Center Project, Series 2012A, 4.500%, 11/01/41

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 10,170	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds,	8/30 at 100.00	A–	$ 9,610,650
	Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Main Line Health System, Series 2017A:
3,200	4.000%, 10/01/36	10/27 at 100.00	AA	3,533,856
1,945	4.000%, 10/01/37	10/27 at 100.00	AA	2,146,833
7,395	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	8,262,360
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle
	Health System Project, Refunding Series 2016A:
1,375	5.000%, 6/01/34	6/26 at 100.00	A	1,563,526
375	5.000%, 6/01/35	6/26 at 100.00	A	425,591
3,460	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	3,495,430
	Health System Project, Series 2012A, 5.000%, 6/01/42
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A,	7/23 at 100.00	BBB–	1,558,920
	5.000%, 7/01/28
2,275	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	2,506,754
	5.000%, 7/01/41
1,225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	1,292,338
	4.000%, 7/01/45
5,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	5,724,750
	Healthcare, Series 2018, 5.000%, 7/15/48
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	6/24 at 100.00	AA–	4,911,429
	Geisinger Health System, Series 2014A, 5.000%, 6/01/41
10,000	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	4/30 at 100.00	AA–	10,929,000
	Geisinger Health System, Series 2020A, 4.000%, 4/01/50
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana	6/23 at 100.00	Ba3	1,418,512
	Regional Medical Center, Series 2014A, 6.000%, 6/01/39
1,650	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	A+	1,952,297
	Series 2021, 5.000%, 11/01/46
2,200	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	2,492,314
	System, Refunding Series 2016B, 5.000%, 8/15/46 (UB) (4)
3,000	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	3,408,210
	System, Series 2016A, 5.000%, 8/15/42 (UB) (4)
3,450	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/26 at 100.00	A+	3,715,684
	Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35
2,565	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/22 at 100.00	A+	2,588,111
	Valley Health Network, Series 2012B, 4.000%, 7/01/43
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd
	Group, Refunding Series 2016:
1,265	3.000%, 11/01/36	5/26 at 100.00	A–	1,288,719
2,850	4.000%, 11/01/41 (UB) (4)	5/26 at 100.00	A–	3,021,570
4,955	4.000%, 11/01/46 (UB) (4)	5/26 at 100.00	A–	5,227,129
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical
	Center, Series 2016:
1,020	3.375%, 7/01/32	7/26 at 100.00	A+	1,068,776
2,650	5.000%, 7/01/41	7/26 at 100.00	A+	2,963,124
1,855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	2,151,781
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
3,410	4.000%, 9/01/44	9/29 at 100.00	A	3,734,325
395	4.000%, 9/01/49	9/29 at 100.00	A	429,859

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 3,820	Montgomery County Higher Education and Health Authority, Pennsylvania, Thomas Jefferson	5/32 at 100.00	N/R	$ 4,190,425
	University Revenue Bonds, Series 2022B, 4.000%, 5/01/52
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of	7/23 at 100.00	A	4,192,800
	Pittsburgh Medical Center, Series 2013A, 5.000%, 7/01/43
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	3/25 at 100.00	A	7,856,310
	University, Refunding Series 2015A, 5.250%, 9/01/50 (UB) (4)
16,385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/26 at 100.00	AA	17,777,561
	Pennsylvania Health System, Refunding Series 2016C, 4.000%, 8/15/41 (UB) (4)
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/22 at 100.00	AA	3,160,667
	Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42
13,525	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	15,099,039
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49 (UB) (4)
4,885	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	4,955,295
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
1,800	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/27 at 100.00	BBB–	2,088,648
	Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint
	Luke’s Hospital -Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,268,680
1,170	4.000%, 8/15/45	2/25 at 100.00	A–	1,221,071
3,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	3,390,660
	Health Network, Series 2016B, 5.000%, 7/01/45
665	Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health	12/28 at 100.00	AA–	776,959
	Credit Group, Refunding Series 2019PA, 5.000%, 12/01/48
2,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	2,374,340
	Group, Series 2019A, 5.000%, 6/01/49
705	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/31 at 100.00	Baa1	794,408
	Excela Health Project, Series 2020A, 4.000%, 7/01/37
186,455	Total Health Care			201,074,152
	Housing/Multifamily – 0.6% (0.4% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Ba2	162,701
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
1,650	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	A1	1,780,004
	University Foundation Inc. Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
270	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	292,793
	Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
	Series 2016A, 5.000%, 7/01/31
1,454	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing	3/22 at 100.00	Baa3	1,486,177
	Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A,
	5.625%, 7/01/35
3,534	Total Housing/Multifamily			3,721,675
	Housing/Single Family – 18.7% (12.0% of Total Investments)
3,110	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/24 at 100.00	AA+	3,181,219
	2015-117B, 3.900%, 10/01/35 (UB) (4)
1,700	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	1,721,930
	2016-119, 3.500%, 10/01/36
5,365	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	5,430,507
	2016-120, 3.200%, 4/01/40 (UB) (4)
20,670	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	21,011,468
	2016-121, 3.200%, 10/01/41 (UB) (4)

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 1,835	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/26 at 100.00	AA+	$ 1,894,436
	2017-122, 3.650%, 10/01/32 (UB) (4)
3,895	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	4,053,488
	2017-123B, 3.450%, 10/01/32 (UB) (4)
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	5,123,950
	2017-124B, 3.500%, 10/01/37 (UB) (4)
2,400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	2,516,976
	2018-126A, 3.700%, 10/01/33 (UB) (4)
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	999,790
	2019-130A, 3.000%, 10/01/46
3,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/29 at 100.00	AA+	3,947,163
	2019-131A, 3.000%, 10/01/39
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2020-132A:
2,000	2.550%, 10/01/41	10/29 at 100.00	AA+	1,912,680
10,000	2.550%, 10/01/41 (UB) (4)	10/29 at 100.00	AA+	9,563,400
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2020-133:
1,000	2.350%, 10/01/40	10/29 at 100.00	AA+	943,220
1,350	2.500%, 10/01/45	10/29 at 100.00	AA+	1,237,828
1,565	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/30 at 100.00	AA+	1,395,823
	2021-136, 2.550%, 10/01/51
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series
	2020-134A:
5,000	1.850%, 4/01/36	10/29 at 100.00	AA+	4,503,450
3,650	2.050%, 4/01/41	10/29 at 100.00	AA+	3,291,789
2,505	2.100%, 10/01/43	10/29 at 100.00	AA+	2,195,658
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series
	2021-135A:
5,295	2.250%, 10/01/41	10/30 at 100.00	AA+	4,811,619
6,855	2.375%, 10/01/46	10/30 at 100.00	AA+	6,057,489
7,705	2.500%, 10/01/50	10/30 at 100.00	AA+	6,830,251
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series
	2021-137:
5,240	2.450%, 10/01/41	4/31 at 100.00	AA+	4,955,678
6,545	2.600%, 4/01/46	4/31 at 100.00	AA+	6,097,060
3,335	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series	10/31 at 100.00	N/R	3,354,310
	2022-138, 3.000%, 4/01/42, (WI/DD, Settling 3/30/22)
110,900	Total Housing/Single Family			107,031,182
	Industrials – 2.3% (1.4% of Total Investments)
500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	518,255
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	518,255
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40 (AMT), 144A
6,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	6,748,444
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
	Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (AMT)	11/22 at 100.00	A1	2,555,130
545	5.000%, 11/01/27 (AMT)	11/22 at 100.00	A1	558,385
2,000	5.000%, 11/01/41 (AMT)	11/22 at 100.00	A1	2,044,280
12,495	Total Industrials			12,942,749

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 7.7% (4.9% of Total Investments)
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, Highlands at Wyomissing, Series 2017A:
$ 940	5.000%, 5/15/37	5/27 at 100.00	BBB	$ 1,042,319
1,160	5.000%, 5/15/47	5/27 at 100.00	BBB	1,269,179
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, The Highlands at Wyomissing, Series 2018:
1,000	5.000%, 5/15/43	5/25 at 102.00	BBB	1,082,300
400	5.000%, 5/15/48	5/25 at 102.00	BBB	431,508
230	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	239,377
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35
1,760	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	1,837,651
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,
	Simpson Senior Services Project, Series 2021A:
3,910	4.000%, 12/01/40	12/28 at 103.00	N/R	3,899,560
2,000	4.000%, 12/01/51	12/28 at 103.00	N/R	1,902,940
3,005	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	3,222,352
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
1,585	4.000%, 1/01/33	1/25 at 100.00	N/R	1,656,610
2,850	5.000%, 1/01/38	1/25 at 100.00	N/R	3,056,369
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2016:
985	5.000%, 1/01/28	1/26 at 100.00	BBB+	1,096,492
1,815	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,009,096
735	5.000%, 1/01/30	1/26 at 100.00	BBB+	810,749
300	3.250%, 1/01/36	1/26 at 100.00	BBB+	307,830
1,405	3.250%, 1/01/39	1/26 at 100.00	BBB+	1,437,020
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
690	4.125%, 1/01/38	1/29 at 100.00	BBB+	760,435
1,275	5.000%, 1/01/39	1/29 at 100.00	N/R	1,463,611
650	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	704,542
	Villages Project, Series 2015, 5.000%, 11/01/35
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	4/22 at 100.00	BB+	530,790
	Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/33
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint
	Anne’s Retirement Community, Inc., Series 2020:
975	5.000%, 3/01/40	3/27 at 102.00	BB+	1,067,810
715	5.000%, 3/01/50	3/27 at 102.00	BB+	776,147
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,316,850
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
	Lancaster Industrial Development Authority, Pennsylvania, Health Center Revenue Bonds,
	Landis Homes Retirement Community Project, Refunding Series 2021:
875	4.000%, 7/01/51	7/26 at 103.00	BBB–	892,806
1,400	4.000%, 7/01/56	7/26 at 103.00	BBB–	1,421,294
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	3/22 at 100.00	A–	1,502,790
	Woods Services Project, Series 2013, 4.000%, 11/15/38
	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	Morningstar Senior Living, Inc., Series 2019:
1,845	5.000%, 11/01/44	11/26 at 103.00	BB+	2,017,692
1,000	5.000%, 11/01/49	11/26 at 103.00	BB+	1,090,410

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community
	Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Refunding Bonds, Series 2021:
$ 2,215	4.000%, 5/15/41	5/28 at 103.00	N/R	$ 2,273,277
2,785	4.000%, 5/15/47	5/28 at 103.00	N/R	2,812,655
41,785	Total Long-Term Care			43,932,461
	Tax Obligation/General – 19.1% (12.2% of Total Investments)
840	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	863,621
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	1,920,800
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,409,324
2,400	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77, 5.000%, 11/01/43	11/28 at 100.00	AA–	2,863,296
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,
	Refunding Series 2016:
1,500	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,657,320
1,255	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,382,671
1,950	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	2,088,001
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation
	Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,256,140
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,165,870
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,192,983
2,900	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	3,341,641
	Series 2020, 5.000%, 2/15/44
7,465	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	N/R	5,995,067
	2000, 0.000%, 9/01/30 – AMBAC Insured
	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds,
	Series 2021:
1,025	3.000%, 10/15/33 – BAM Insured	10/31 at 100.00	AA	1,090,415
425	3.000%, 10/15/35 – BAM Insured	10/31 at 100.00	AA	448,787
6,225	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	6,594,205
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation
	Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	AA	5,552,900
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,439,720
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,188,202
	Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds,
	Series 2019A:
1,000	4.000%, 3/01/35	9/27 at 100.00	AA	1,109,840
1,000	4.000%, 3/01/36	9/27 at 100.00	AA	1,106,530
	Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds, Series
	2016A:
1,000	5.000%, 10/01/33	4/25 at 100.00	Aa3	1,106,010
1,860	5.000%, 10/01/34	4/25 at 100.00	Aa3	2,054,798
2,045	5.000%, 10/01/35	4/25 at 100.00	Aa3	2,255,921
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	2,811,653
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A,	No Opt. Call	A+	5,316,962
	5.000%, 6/01/34 – NPFG Insured
5,820	Philadelphia, Pennsylvania, General Obligation Bonds, Series 2021A, 4.000%, 5/01/42	5/31 at 100.00	N/R	6,602,383
745	PIttsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	760,556
	Series 2014A, 5.000%, 9/01/25 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	Baa2	$ 8,625,646
	2003B, 0.000%, 1/15/32 – NPFG Insured
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
240	5.000%, 11/15/26	5/24 at 100.00	BB+	250,303
2,925	5.000%, 11/15/32	5/24 at 100.00	BB+	3,033,079
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia	No Opt. Call	AA	25,466,490
	School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)
170	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	171,185
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
101,860	Total Tax Obligation/General			109,122,319
	Tax Obligation/Limited – 8.6% (5.5% of Total Investments)
847	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg	3/22 at 100.00	N/R	762,218
	Mills Project, Series 2004, 5.600%, 7/01/23 (5)
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	1,484,750
	Revenue Bonds, Series 2012A, 5.000%, 5/01/35
200	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/31 at 100.00	N/R	236,658
	Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A
155	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	Ba3	175,186
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A
1,115	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	1,229,310
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
1,135	5.000%, 6/01/33	6/28 at 100.00	A1	1,330,856
1,180	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	1,299,746
7,215	4.000%, 6/01/39 – AGM Insured (UB) (4)	6/28 at 100.00	AA	7,947,178
1,507	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	1,531,835
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2014A:
2,650	4.750%, 12/01/37	12/26 at 100.00	AA–	2,966,622
4,000	4.900%, 12/01/44	12/26 at 100.00	AA–	4,470,360
2,750	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	3,209,250
	2018B, 5.000%, 12/01/48
5,530	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue	12/25 at 100.00	A	6,210,467
	Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	8/22 at 100.00	AA	3,881,884
	Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGM Insured
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	N/R	4,378,283
	5.500%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,413	4.750%, 7/01/53	7/28 at 100.00	N/R	1,562,693
85	5.000%, 7/01/58	7/28 at 100.00	N/R	95,323
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,005	4.329%, 7/01/40	7/28 at 100.00	N/R	1,100,505
507	4.329%, 7/01/40	7/28 at 100.00	N/R	555,180
3,301	4.784%, 7/01/58	7/28 at 100.00	N/R	3,650,840
825	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	884,318
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
44,940	Total Tax Obligation/Limited			48,963,462

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 11.2% (7.1% of Total Investments)
$ 4,000	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh	No Opt. Call	N/R	$ 4,000,000
	International Airport, Tender Option Bond Trust 2022-XM0965, 0.320%, 1/01/29 (AMT), 144A
2,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,698,087
	5.000%, 1/01/39
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
2,425	5.000%, 1/01/23	No Opt. Call	A	2,502,939
2,310	5.000%, 1/01/24	1/23 at 100.00	A	2,384,128
610	5.000%, 1/01/25	1/23 at 100.00	A	628,959
4,000	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	4,214,200
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A	15,133,712
	2009E, 6.375%, 12/01/38
820	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second	6/26 at 100.00	A3	922,730
	Series 2016B-2, 5.000%, 6/01/39
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A+	3,259,740
10,470	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%,	12/25 at 100.00	A1	11,661,277
	12/01/45 (UB) (4)
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	AA	2,381,800
	6.250%, 6/01/33 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
1,430	5.000%, 6/01/31	6/27 at 100.00	A3	1,651,378
1,430	5.000%, 6/01/33	6/27 at 100.00	A3	1,651,378
1,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	1,636,305
	4.000%, 12/01/49
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	1,098,050
	4.000%, 12/01/50
585	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%,	7/27 at 100.00	AA	607,862
	7/01/34 – AGM Insured
1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A2	1,684,560
	7/01/47 (AMT)
1,725	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020A, 4.000%, 7/01/35	7/30 at 100.00	A2	1,940,159
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking
	Revenue Bonds, Series 2017:
1,000	5.000%, 12/15/30	12/27 at 100.00	A	1,183,470
500	5.000%, 12/15/33	12/27 at 100.00	A	588,715
550	5.000%, 12/15/34	12/27 at 100.00	A	647,257
1,000	5.000%, 12/15/36	12/27 at 100.00	A	1,173,820
250	5.000%, 12/15/37	12/27 at 100.00	A	293,455
56,455	Total Transportation			63,943,981
	U.S. Guaranteed – 19.8% (12.7% of Total Investments) (6)
940	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	3/23 at 100.00	A	963,303
	Duquesne University, Series 2013A, 3.500%, 3/01/34 (Pre-refunded 3/01/23)
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32 (Pre-refunded 12/01/23)	12/23 at 100.00	AA–	2,979,993
2,000	5.250%, 12/01/33 (Pre-refunded 12/01/23)	12/23 at 100.00	AA–	2,143,880
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA–	5,260,599
	5.000%, 12/01/37 (Pre-refunded 12/01/22)
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds,	6/23 at 100.00	A2	3,158,070
	Series 2013, 5.250%, 6/01/43 (Pre-refunded 6/01/23)
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany
	Medical Center Project, Series 2016A:
805	5.000%, 11/15/41 (Pre-refunded 11/15/25)	11/25 at 100.00	AA–	908,982
2,985	5.000%, 11/15/46 (Pre-refunded 11/15/25)	11/25 at 100.00	AA–	3,370,572

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
$ 625	4.000%, 1/01/33 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	$ 670,019
2,170	4.000%, 1/01/33 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	2,326,305
560	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	615,821
2,330	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	2,562,254
610	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/26 at 100.00	N/R	649,620
	Social Ministries Project, Series 2016, 3.250%, 1/01/39 (Pre-refunded 1/01/26)
135	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/29 at 100.00	N/R	163,346
	Social Ministries Project, Series 2019A, 5.000%, 1/01/39 (Pre-refunded 1/01/29)
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	N/R	1,339,975
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
	(Pre-refunded 7/01/24)
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	N/R	2,122,813
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
	(Pre-refunded 7/01/25)
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds,	10/22 at 100.00	A1	6,814,201
	Refunding Series 2012, 4.000%, 10/15/32 (Pre-refunded 10/15/22)
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot
	Village Project, Series 2013:
1,000	5.375%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,050,920
1,665	5.750%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,756,991
6,685	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	N/R	7,139,379
	Concession, Series 2013A, 5.125%, 12/01/47 (Pre-refunded 12/01/23)
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A–	4,697,842
	Group, Series 2012, 4.000%, 11/01/32 (Pre-refunded 11/01/22)
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of	5/22 at 100.00	A	5,273,111
	Technology, Series 2012, 5.000%, 5/01/32 (Pre-refunded 5/01/22)
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue	6/22 at 100.00	N/R	3,770,172
	Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31
	(Pre-refunded 6/01/22)
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities	4/22 at 100.00	Aa3	928,339
	Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41 (Pre-refunded 4/01/22)
9,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	9,958,860
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
	(Pre-refunded 1/15/25)
2,150	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	5/22 at 100.00	A–	2,169,587
	Retirement-Life Communities, Inc. Obligated Group, Refunding Series 2012, 5.000%, 11/15/26
	(Pre-refunded 5/15/22)
3,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of	4/22 at 100.00	N/R	3,511,900
	Participation, Series 2012, 5.000%, 4/01/32 (Pre-refunded 4/01/22)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for
	Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,014,420
750	5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	760,815
1,195	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R	1,254,272
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg	10/22 at 100.00	N/R	430,336
	University Student Services, Inc. Student Housing Project at Shippensburg University of
	Pennsylvania, Series 2012, 5.000%, 10/01/44 (Pre-refunded 10/01/22)
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University,	4/22 at 100.00	Aa3	2,007,300
	First Series of 2012, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	775,793
	University, Series 2012, 5.000%, 3/01/42 (Pre-refunded 9/01/22)

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	$ 1,685,670
	Series 2013A, 5.500%, 7/15/38 (Pre-refunded 7/15/23)
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/23 at 100.00	AA–	7,478,310
	Bonds, Subordinate Series 2013B-1, 5.250%, 12/01/43 (Pre-refunded 12/01/23)
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	AA–	2,645,789
6,800	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	AA–	6,946,472
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,021,610
	(Pre-refunded 11/01/22)
1,335	Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health	12/28 at 100.00	N/R	1,617,379
	Credit Group, Refunding Series 2019PA, 5.000%, 12/01/48 (Pre-refunded 12/01/28)
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/24 at 100.00	Aa3	3,253,560
	Group, Refunding Series 2014A, 5.000%, 6/01/44 (Pre-refunded 6/01/24)
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The	7/23 at 100.00	N/R	3,647,664
	Washington Hospital Project, Series 2013A, 5.000%, 7/01/28 (Pre-refunded 7/01/23)
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/23 at 100.00	A+	2,369,017
	Tender Option Bond Trust 2016-XF1058, 17.889%, 8/15/37 (Pre-refunded 8/15/23), 144A (IF) (4)
107,185	Total U.S. Guaranteed			113,215,261
	Utilities – 14.4% (9.2% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	Aa3	3,712,263
3,320	5.000%, 12/01/45	12/25 at 100.00	Aa3	3,685,034
3,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,020,550
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22)
2,540	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,175
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (5)
9,855	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	12,319
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (5)
6,210	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	7,763
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
2,000	Bethel Park Municipal Authority, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series	9/30 at 100.00	AA	2,042,520
	2020B, 3.000%, 9/01/47
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue
	Bonds, Series 2015:
1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	1,218,991
2,220	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,322,497
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	5,063,678
4,420	0.000%, 12/01/35	No Opt. Call	A	2,963,964
5,815	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	6,171,692
	Concession, Series 2013A, 5.125%, 12/01/47
295	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	309,484
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (AMT)
	(Mandatory Put 12/03/29)
3,475	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	10/29 at 100.00	A–	3,601,386
	York Water Company Project, Refunding Series 2019A, 3.000%, 10/01/36 (AMT)
3,400	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/29 at 100.00	A–	3,540,522
	York Water Company Project, Refunding Series 2019B, 3.100%, 11/01/38 (AMT)
2,025	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	Caa1	1,461,422
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 7,500	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	$ 7,773,600
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
3,165	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth	8/30 at 100.00	AA	3,812,084
	Series 2020A, 5.000%, 8/01/50 – AGM Insured
5,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	5,658,850
	2017, 5.000%, 8/01/47
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	3,043,672
	5.000%, 8/01/29
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2018A:
5,000	5.000%, 10/01/48 (UB) (4)	10/28 at 100.00	A+	5,879,400
7,000	5.000%, 10/01/53 (UB) (4)	10/28 at 100.00	A+	8,254,820
1,155	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2019B,	11/29 at 100.00	A+	1,384,452
	5.000%, 11/01/54
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/23 at 100.00	A	5,296,550
	Bonds, First Lien Series 2013B, 5.250%, 9/01/40
	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,
	Refunding Series 2020:
1,000	4.000%, 8/15/24 – AGM Insured	No Opt. Call	AA	1,062,020
1,000	2.450%, 8/15/37 – AGM Insured	8/28 at 100.00	AA	982,570
98,860	Total Utilities			82,285,278
$ 832,739	Total Municipal Bonds (cost $825,095,206)			859,015,141

Shares	Description (1)			Value
	COMMON STOCKS – 5.2% (3.3% of Total Investments)
	Independent Power & Renewable Electricity Producers – 5.2% (3.3% of Total Investments)
601,606	Energy Harbor Corp (7), (8), (9)			$ 29,959,979
	Total Common Stocks (cost $16,839,773)			29,959,979
	Total Long-Term Investments (cost $841,934,979)			888,975,120

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.9% (0.6% of Total Investments)
	MUNICIPAL BONDS – 0.9% (0.6% of Total Investments)
	Education and Civic Organizations – 0.9% (0.6% of Total Investments)
$ 5,000	Northampton County General Purpose Authority, Pennsylvania, Higher Education Revenue Bonds,
	Lehigh University, Series 2000B, 0.190%, 12/01/30 (Mandatory Put 3/07/22) (10)	3/22 at 100.00	AA–	$ 5,000,000
$ 5,000	Total Short-Term Investments (cost $5,000,000)			5,000,000
	Total Investments (cost $846,934,979) – 156.3%			893,975,120
	Floating Rate Obligations – (20.1)%			(114,775,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (37.9)% (11)			(216,785,540)
	Other Assets Less Liabilities – 1.7%			9,482,799
	Net Asset Applicable to Common Shares – 100%			$ 571,897,379

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; and Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(11)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 24.2%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments mayonly be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 28, 2022

	NAZ	NXJ	NUO	NQP
Assets
Long-term investments, at value (cost $251,102,494, $929,188,315,
$442,321,975 and $841,934,979, respectively)	$263,637,980	$978,608,771	$467,478,439	$888,975,120
Short-term investments, at value (cost approximates value)	—	1,000,000	—	5,000,000
Cash	544,345	2,700,996	954,638	5,161,413
Receivable for:
Interest	2,325,432	9,530,907	4,367,701	9,569,544
Investments sold	4,324,698	—	—	653,600
Other assets	248	216,411	42,225	200,535
Total assets	270,832,703	992,057,085	472,843,003	909,560,212
Liabilities
Floating Rate Obligations	9,755,000	33,910,000	20,000,000	114,775,000
Payable for:
Dividends	560,538	2,170,245	843,057	1,749,889
Interest	11,914	64,418	17,581	236,583
Investments purchased - regular settlement	2,356,646	—	—	—
Investments purchased - when-issued/delayed-delivery settlement	1,724,565	—	—	3,335,000
Adjustable Rate MuniFund Term Preferred ("AMTP") Shares, net of
deferred offering costs (liquidation preference $88,300,000,
$—, $— and $—, respectively)	88,241,275	—	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $313,900,000, $148,000,000 and
$217,500,000, respectively)	—	312,621,078	147,788,982	216,785,540
Accrued expenses:
Management fees	125,116	444,008	213,727	402,677
Trustees fees	975	211,657	40,836	198,521
Other	84,372	197,801	107,549	179,623
Total liabilities	102,860,401	349,619,207	169,011,732	337,662,833
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$167,972,302	$642,437,878	$303,831,271	$571,897,379
Common shares outstanding	11,588,039	41,482,936	18,316,955	37,383,341
Net asset value (“NAV”) per common share outstanding	$ 14.50	$ 15.49	$ 16.59	$ 15.30
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 115,880	$ 414,829	$ 183,170	$ 373,833
Paid-in-surplus	156,551,888	591,854,414	278,350,012	528,780,265
Total distributable earnings (loss)	11,304,534	50,168,635	25,298,089	42,743,281
Net assets applicable to common shares	$167,972,302	$642,437,878	$303,831,271	$571,897,379
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 28, 2022

	NAZ	NXJ	NUO	NQP
Investment Income	$ 9,710,748	$ 37,626,261	$ 15,558,116	$ 32,115,945
Expenses
Management fees	1,674,867	6,002,614	2,892,568	5,373,642
Interest expense and amortization of offering costs	842,257	3,086,651	1,674,303	2,569,055
Custodian fees, net	37,095	92,850	47,650	79,108
Trustees fees	7,355	28,014	13,085	23,078
Professional fees	46,497	112,434	58,819	83,804
Shareholder reporting expenses	16,512	46,977	27,680	46,839
Shareholder servicing agent fees	16,162	18,914	15,271	22,908
Stock exchange listing fees	6,893	11,723	6,893	10,568
Investor relations expenses	8,856	33,548	16,263	27,391
Other	25,403	66,835	53,622	60,565
Total expenses	2,681,897	9,500,560	4,806,154	8,296,958
Net investment income (loss)	7,028,851	28,125,701	10,751,962	23,818,987
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(122,483)	236,291	606,456	262,392
Change in net unrealized appreciation (depreciation) of investments	(6,591,904)	(38,649,363)	(14,434,274)	(13,389,099)
Net realized and unrealized gain (loss)	(6,714,387)	(38,413,072)	(13,827,818)	(13,126,707)
Net increase (decrease) in net assets applicable to common shares
from operations	$ 314,464	$(10,287,371)	$ (3,075,856)	$ 10,692,280

See accompanying notes to financial statements.

Statement of Changes in Net Assets

		NAZ			NXJ
	Year		Year	Year		Year
	Ended		Ended	Ended		Ended
	2/28/22		2/28/21	2/28/22		2/28/21
Operations
Net investment income (loss)	$ 7,028,851		$ 7,038,594	$ 28,125,701		$ 29,315,727
Net realized gain (loss) from:
Investments	(122,483)		331,564	236,291		(362,036)
Futures contracts	—		—	—		(652,366)
Change in net unrealized appreciation
(depreciation) of:
Investments	(6,591,904)		(6,433,033)	(38,649,363)		(28,995,471)
Futures contracts	—		—	—		203,441
Net increase (decrease) in net assets
applicable to common shares
from operations	314,464		937,125	(10,287,371)		(490,705)
Distributions to Common Shareholders
Dividends	(6,949,107)		(6,612,097)	(29,121,021)		(27,757,563)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(6,949,107)		(6,612,097)	(29,121,021)		(27,757,563)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	206,319		51,671	—		—
Cost of shares repurchased
and retired	—		—	—		(342,032)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	206,319		51,671	—		(342,032)
Net increase (decrease) in net assets
applicable to common shares	(6,428,324)		(5,623,301)	(39,408,392)		(28,590,300)
Net assets applicable to common
shares at the beginning of period	174,400,626		180,023,927	681,846,270		710,436,570
Net assets applicable to common
shares at the end of period	$167,972,302		$174,400,626	$642,437,878		$681,846,270

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

		NUO			NQP
	Year		Year	Year		Year
	Ended		Ended	Ended		Ended
	2/28/22		2/28/21	2/28/22		2/28/21
Operations
Net investment income (loss)	$ 10,751,962		$ 10,946,072	$ 23,818,987		$ 24,966,900
Net realized gain (loss) from:
Investments	606,456		245,489	262,392		(993)
Futures contracts	—		—	—		(2,566,296)
Change in net unrealized appreciation
(depreciation) of:
Investments	(14,434,274)		(8,679,685)	(13,389,099)		(25,091,595)
Futures contracts	—		—	—		830,629
Net increase (decrease) in net assets
applicable to common shares
from operations	(3,075,856)		2,511,876	10,692,280		(1,861,355)
Distributions to Common Shareholders
Dividends	(11,228,292)		(10,662,299)	(24,822,538)		(24,130,948)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(11,228,292)		(10,662,299)	(24,822,538)		(24,130,948)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	—		—	—		—
Cost of shares repurchased
and retired	—		—	—		—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—		—	—		—
Net increase (decrease) in net assets
applicable to common shares	(14,304,148)		(8,150,423)	(14,130,258)		(25,992,303)
Net assets applicable to common
shares at the beginning of period	318,135,419		326,285,842	586,027,637		612,019,940
Net assets applicable to common
shares at the end of period	$303,831,271		$318,135,419	$571,897,379		$586,027,637

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 28, 2022

	NAZ	NXJ	NUO	NQP
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common
Shares from Operations	$ 314,464	$(10,287,371)	$ (3,075,856)	$ 10,692,280
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(20,647,312)	(89,026,277)	(68,991,440)	(107,138,551)
Proceeds from sales and maturities of investments	18,843,425	90,066,846	68,454,056	132,986,844
Proceeds from (Purchase of) short-term investments, net	—	(900,000)	—	(3,550,000)
Taxes paid	(1,165)	(1,453)	(43,712)	—
Amortization (Accretion) of premiums and discounts, net	2,238,389	1,648,515	3,109,147	3,935,625
Amortization of deferred offering costs	8,690	60,283	9,804	34,398
(Increase) Decrease in:
Receivable for interest	(21,257)	253,650	321,706	617,213
Receivable for investments sold	(4,324,698)	224,111	—	4,346,400
Other assets	(222)	(23,866)	(5,523)	(22,513)
Increase (Decrease) in:
Payable for interest	733	(529)	479	(6,720)
Investments purchased - regular settlement	2,356,646	(495,017)	—	(3,026,190)
Investments purchased - when-issued/delayed-delivery settlement	1,724,565	—	(1,439,088)	(7,965,000)
Accrued management fees	(4,485)	(23,122)	(11,290)	(11,303)
Accrued Trustees fees	(1,925)	17,443	3,092	16,640
Accrued other expenses	(14,108)	17,278	(416)	14,308
Net realized (gain) loss from investments	122,483	(236,291)	(606,456)	(262,392)
Change in net unrealized appreciation (depreciation) of investments	6,591,904	38,649,363	14,434,274	13,389,099
Net cash provided by (used in) operating activities	7,186,127	29,943,563	12,158,777	44,050,138
Cash Flow from Financing Activities:
Proceeds from borrowings	2,305,387	7,744,682	—	8,300,000
(Repayments of) borrowings	(2,305,387)	(7,744,682)	—	(8,300,000)
(Repayments of) floating rate obligations	—	(870,000)	—	(15,820,000)
Cash distributions paid to common shareholders	(6,741,493)	(29,156,778)	(11,227,942)	(24,992,428)
Net cash provided by (used in) financing activities	(6,741,493)	(30,026,778)	(11,227,942)	(40,812,428)
Net Increase (Decrease) in Cash	444,634	(83,215)	930,835	3,237,710
Cash at the beginning of period	99,711	2,784,211	23,803	1,923,703
Cash at the end of period	544,345	2,700,996	954,638	5,161,413

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs)	$ 832,489	$ 3,023,739	$ 1,662,430	$ 2,540,654
Non-cash financing activities not included herein consists of reinvestments
of common share distributions	206,319	—	—	—

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accum-			Sold	Repur-
	Common	Investment	Realized/		Net	ulated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NAZ
Year Ended 2/29-2/28:
2022	$15.07	$0.61	$(0.58)	$ 0.03	$(0.60)	$ —	$(0.60)	$ —	$ —	$ —	$14.50	$13.78
2021	15.56	0.61	(0.53)	0.08	(0.57)	—	(0.57)	—	—	—	15.07	15.17
2020	14.18	0.56	1.34	1.90	(0.52)	—	(0.52)	—	—	—	15.56	13.89
2019	14.11	0.52	0.04	0.56	(0.52)	—	(0.52)	0.01	—	0.02	14.18	12.46
2018	14.26	0.63	(0.13)	0.50	(0.64)	—	(0.64)	(0.01)	—*	—	14.11	13.69

NXJ
Year Ended 2/29-2/28:
2022	16.44	0.68	(0.93)	(0.25)	(0.70)	—	(0.70)	—	—	—	15.49	13.52
2021	17.12	0.71	(0.72)	(0.01)	(0.67)	—	(0.67)	—	—	—	16.44	14.09
2020	15.49	0.64	1.65	2.29	(0.65)	(0.01)	(0.66)	—	—	—	17.12	14.73
2019	15.37	0.66	0.14	0.80	(0.66)	(0.08)	(0.74)	—	—	0.06	15.49	13.47
2018	15.21	0.71	0.15	0.86	(0.70)	—	(0.70)	—	—	—*	15.37	13.10

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(c)

0.09%	(5.49)%	$167,972	1.52%	3.98%	7%
0.62	13.67	174,401	1.75	4.06	13
13.60	15.89	180,024	2.32	3.76	6
4.29	(5.09)	164,080	2.61	3.73	11
3.44	0.69	165,024	2.03	4.35	19

(1.68)	0.53	642,438	1.39	4.10	9
0.08	0.42	681,846	1.55	4.36	12
15.02	14.43	710,437	2.07	3.94	8
5.77	8.86	642,961	2.13	4.30	16
5.66	2.74	653,684	1.78	4.55	11

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund in the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense to		Ratios of Interest Expense to
	Average Net Assets Applicable		Average Net Assets Applicable
NAZ	to Common Shares	NXJ	to Common Shares
Year Ended 2/29-2/28:		Year Ended 2/29-2/28:
2022	0.48%	2022	0.45%
2021	0.68	2021	0.60
2020	1.25	2020	1.11
2019	1.39	2019	1.13
2018	0.95	2018	0.80

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accum-			Sold	Repur-
	Common	Investment	Realized/		Net	ulated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NUO
Year Ended 2/29-2/28:
2022	$17.37	$0.59	$(0.75)	$(0.16)	$(0.59)	$(0.03)	$(0.62)	$ —	$ —	$ —	$16.59	$14.72
2021	17.81	0.60	(0.46)	0.14	(0.55)	(0.03)	(0.58)	—	—	—	17.37	15.14
2020	16.26	0.46	1.67	2.13	(0.52)	(0.06)	(0.58)	—	—	—	17.81	15.41
2019	16.12	0.55	0.15	0.70	(0.56)	(0.03)	(0.59)	—	—	0.03	16.26	14.24
2018	16.34	0.68	(0.19)	0.49	(0.71)	—	(0.71)	—	—	—	16.12	14.14

NQP
Year Ended 2/29-2/28:
2022	15.68	0.64	(0.36)	0.28	(0.66)	—	(0.66)	—	—	—	15.30	14.16
2021	16.37	0.67	(0.71)	(0.04)	(0.65)	—	(0.65)	—	—	—	15.68	14.15
2020	14.99	0.62	1.37	1.99	(0.61)	—	(0.61)	—	—	—	16.37	14.46
2019	14.71	0.62	0.27	0.89	(0.59)	(0.04)	(0.63)	—	—	0.02	14.99	13.02
2018	14.79	0.69	(0.08)	0.61	(0.69)	—**	(0.69)	—	—	—*	14.71	12.52

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(c)

(1.08)%	1.03%	$303,831	1.50%	3.36%	14%
0.78	2.07	318,135	1.73	3.43	6
13.39	12.40	326,286	2.34	2.70	15
4.65	5.14	297,774	2.35	3.44	12
2.98	(0.93)	298,629	1.94	4.10	16

1.72	4.65	571,897	1.39	3.99	12
(0.29)	2.56	586,028	1.62	4.28	10
13.62	15.97	612,020	2.24	3.95	11
6.40	9.41	560,395	2.44	4.19	8
4.12	(0.85)	555,094	2.05	4.56	12

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund in the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense to		Ratios of Interest Expense to
	Average Net Assets Applicable		Average Net Assets Applicable
NUO	to Common Shares	NQP	to Common Shares
Year Ended 2/29-2/28:		Year Ended 2/29-2/28:
2022	0.52%	2022	0.43%
2021	0.71	2021	0.64
2020	1.20	2020	1.26
2019	1.28	2019	1.43
2018	0.90	2018	1.06

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Rounds to more than $(0.01) per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	AMTP Shares		VMTP Shares		VRDP Shares
	at the End of Period		at the End of Period		at the End of Period

	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NAZ
Year Ended 2/29-2/28:
2022	$88,300	$290,229	$ —	$ —	$ —	$ —
2021	88,300	297,509	—	—	—	—
2020	88,300	303,878	—	—	—	—
2019	88,300	285,822	—	—	—	—
2018	—	—	88,300	286,891	—	—

NXJ
Year Ended 2/29-2/28:
2022	—	—	—	—	313,900	304,663
2021	—	—	—	—	313,900	317,218
2020	—	—	—	—	313,900	326,326
2019	—	—	—	—	313,900	304,830
2018	—	—	—	—	313,900	308,246

					VMTP and
	VMTP Shares		VRDP Shares		VRDP Shares at
	at the End of Period		at the End of Period		the End of Period
					Asset
	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	Preference
NUO
Year Ended 2/29-2/28:
2022	$ —	$ —	$148,000	$305,291	$ —
2021	—	—	148,000	314,956	—
2020	—	—	148,000	320,463	—
2019	—	—	148,000	301,199	—
2018	—	—	148,000	301,776	—

NQP
Year Ended 2/29-2/28:
2022	—	—	217,500	362,941	—
2021	—	—	217,500	369,438	—
2020	—	—	217,500	381,388	—
2019	—	—	217,500	357,653	—
2018	87,000	282,297	217,500	282,297	2.82

See accompanying notes to financial statements.

Notes to
Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Arizona Quality Municipal Income Fund (NAZ)

• Nuveen New Jersey Quality Municipal Income Fund (NXJ)

• Nuveen Ohio Quality Municipal Income Fund (NUO)

• Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. NAZ, NXJ, NUO and NQP were organized as Massachusetts business trusts on April 8, 2013, June 1, 1999, April 8, 2013, and December 20, 1990, respectively (NAZ and NUO previously organized as Minnesota trusts on January 23, 1991 and October 17, 1991, respectively).

Current Fiscal Period

The end of the reporting period for the Funds is February 28, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Funds’ Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit

As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	NAZ	NXJ	NUO	NQP
Custodian Fee Credit	$60	$247	$54	$473

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK

Notes to Financial Statements (continued)

Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices.  New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAZ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$263,637,980	$ —	$263,637,980

NXJ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$978,608,771	$ —	$978,608,771
Short-Term Investments*
Municipal Bonds	—	1,000,000	—	1,000,000
Total	$ —	$979,608,771	$ —	$979,608,771

NUO
Long-Term Investments*:
Municipal Bonds	$ —	$464,257,524	$ —	$464,257,524
Common Stocks	—	3,220,915**	—	3,220,915
Total	$ —	$467,478,439	$ —	$467,478,439

NQP
Long-Term Investments*:
Municipal Bonds	$ —	$859,015,141	$ —	$859,015,141
Common Stocks	—	29,959,979**	—	29,959,979
Short-Term Investments*
Municipal Bonds	—	5,000,000	—	5,000,000
Total	$ —	$893,975,120	$ —	$893,975,120

* Refer to the Fund’s Portfolio of Investments for industry classifications.

** Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

Notes to Financial Statements (continued)

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstandings	NAZ	NXJ	NUO	NQP
Floating rate obligations: self-deposited Inverse Floaters	$ 9,755,000	$33,910,000	$20,000,000	$114,775,000
Floating rate obligations: externally-deposited Inverse Floaters	6,715,000	58,545,000	—	5,770,000
Total	$16,470,000	$92,455,000	$20,000,000	$120,545,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAZ	NXJ	NUO	NQP
Average floating rate obligations outstanding	$9,755,000	$34,366,055	$20,000,000	$120,543,932
Average annual interest rate and fees	0.60%	0.54%	0.54%	0.58%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAZ	NXJ	NUO	NQP
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$9,755,000	$33,910,000	$20,000,000	$114,775,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	58,545,000	—	5,770,000
Total	$9,755,000	$92,455,000	$20,000,000	$120,545,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAZ	NXJ	NUO	NQP
Purchases	$20,647,312	$89,026,277	$68,991,440	$107,138,551
Sales and maturities	18,843,425	90,066,846	68,454,056	132,986,844

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk,

Notes to Financial Statements (continued)

consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ		NXJ
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/22	2/28/21	2/28/22	2/28/21
Common shares:
Issued to shareholders due to reinvestments of distributions	13,526	3,355	—	—
Repurchased and retired	—	—	—	(25,343)
Weighted average common share:
Price per share repurchased and retired	$ —	$ —	$ —	$13.36
Discount per share repurchased and retired	—%	—%	—%	16.96%

	NUO		NQP
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/22	2/28/21	2/28/22	2/28/21
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	—
Repurchased and retired	—	—	—	—
Weighted average common share:
Price per share repurchased and retired	$ —	$ —	$ —	$ —
Discount per share repurchased and retired	—%	—%	—%	—%

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares

The following Fund has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

The details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	Net of Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NAZ	2028	883	$88,300,000	$88,241,275

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fails to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

			Term
	Notice		Redemption	Premium
Fund	Period	Series	Date	Expiration Date
NAZ	540-day	2028	December 1, 2028*	February 13, 2019

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAZ
Average liquidation preference of AMTP Shares outstanding	$88,300,000
Annualized dividend rate	0.88%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares

The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NXJ, NUO and NQP had $312,621,078, $147,788,982 and $216,785,540 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation	Special Rate
Fund	Series	Outstanding	Fees*	Preference	Period Expiration	Maturity
NXJ	1	810	N/A	$ 81,000,000	July 20, 2022	August 3, 2043
	2	1,443	N/A	144,300,000	April 1, 2043**	April 1, 2043
	3	886	N/A	88,600,000	April 1, 2043**	April 1, 2043
NUO	1	1,480	N/A	$148,000,000	November 9, 2022	September 1, 2043
NQP	2	1,125	N/A	$112,500,000	December 1, 2042**	December 1, 2042
	3	1,050	N/A	105,000,000	December 1, 2042**	December 1, 2042

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Subject to earlier termination by either the Fund or the holder.
N/A	- Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Notes to Financial Statements (continued)

All series of NXJ’s, NUO’s, and NQP’s VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NXJ	NUO	NQP
Average liquidation preference of VRDP Shares outstanding	$313,900,000	$148,000,000	$217,500,000
Annualized dividend rate	0.90%	1.05%	0.84%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

The Funds did not have any transactions in preferred shares during the current or prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible offering costs, taxable market discount, and taxes paid. Temporary and permanent differences have no impact on a Fund's net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NAZ	$241,183,654	$13,348,251	$ (648,881)	$12,699,370
NXJ	894,770,064	60,215,270	(9,285,570)	50,929,700
NUO	422,298,085	28,283,282	(3,102,818)	25,180,464
NQP	731,964,496	55,400,769	(8,164,371)	47,236,398

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized			Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income[1]	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NAZ	$1,189,825	$ —	$ —	$12,699,370	$(2,005,259)	$ —	$ (579,402)	$11,304,534
NXJ	2,681,255	—	—	50,929,700	(1,015,568)	—	(2,426,752)	50,168,635
NUO	800,302	306	214,548	25,180,464	—	—	(897,531)	25,298,089
NQP	1,710,709	49,495	—	47,236,399	(4,309,388)	—	(1,943,934)	42,743,281

1 Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2022, and paid on March 1, 2022.

The tax character of distributions paid were as follows:

		February 28, 2022			February 28, 2021
	Tax-			Tax-
	Exempt	Ordinary	Long-Term	Exempt	Ordinary	Long-Term
Fund	Income[1]	Income	Capital Gains	Income	Income	Capital Gains
NAZ	$ 6,932,126	$16,981	$ —	$ 6,607,032	$ 5,065	$ —
NXJ	29,121,021	—	—	27,753,806	3,757	—
NUO	10,768,878	1,490	457,924	10,082,161	47,767	532,371
NQP	24,816,864	5,674	—	23,962,492	168,456	—

1 Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NAZ	$1,889,721	$115,538	$2,005,259
NXJ	979,200	36,368	1,015,568
NUO	—	—	—
NQP	3,446,758	862,630	4,309,388

As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized
NAZ	$ —
NXJ	240,252
NUO	—
NQP	226,216

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Notes to Financial Statements (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 28, 2022, the complex-level fee for each Fund was 0.1540%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAZ	NXJ	NQP
Purchase	$4,167,509	$ —	$ —
Sales	5,498,193	7,022,980	1,450,000
Realized gain (loss)	(249,438)	1,268	—

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. The Funds' maximum outstanding balance during the utilization period was as follows:

	NAZ	NXJ	NQP
Maximum outstanding balance	$2,305,387	$7,744,682	$8,300,000

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAZ	NXJ	NQP
Utilization period (days outstanding)	3	3	1
Average daily balance outstanding	$2,305,387	$7,744,682	$8,300,000
Average annual interest rate	1.27%	1.27%	1.28%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value;

Notes to Financial Statements (continued)

(3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND (NAZ)

Investment Objectives

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Arizona individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Arizona municipal bond market through investments in tax-exempt Arizona Municipal Obligations (as defined below) that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes.

The Fund invests in Arizona municipal securities with intermediate or long-term maturities in order to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions, and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes, (iii) policy (as described below) that it may not issue debt securities that rank senior to Preferred Shares (as defined below) other than for temporary or emergency purposes and (iv) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a

Shareholder Update (Unaudited) (continued)

majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Arizona income tax (for purposes of the Fund’s investment objectives, “Arizona Municipal Obligations”).

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Arizona income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of Arizona, a municipality of Arizona, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and Arizona income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Arizona income taxes.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Shareholder Update (Unaudited) (continued)

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. However, pursuant to its fundamental policies, the Fund may not (i) issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 to 30 years and the Fund may not achieve its investment objectives.

NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND (NXJ)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, at least 80% of its Assets (as defined below), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey state income taxes.

The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets, in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes and (iii) policy that it may not issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update (Unaudited) (continued)

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and New Jersey personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser and/or the Fund’s sub-adviser to be reliable), is exempt from regular federal income tax and New Jersey personal income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and New Jersey income taxes.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities and reverse repurchase agreements. However, pursuant to its fundamental policies, the Fund may not (i) issue senior securities other than Preferred Shares and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Shareholder Update (Unaudited) (continued)

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of 15 to 30 years and the Fund may not achieve its investment objectives.

NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND (NUO)

Investment Objectives

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Ohio personal income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Ohio municipal bond market through investments in tax-exempt Ohio Municipal Obligations that, in the opinion of the Fund’s investment adviser are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, at least 80% of its Assets (as defined below), in municipal securities and other related investments the income from which is exempt from regular federal and Ohio income taxes.

The Fund emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund generally invests in municipal securities with different maturities to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets, in municipal securities and other related investments the income from which is exempt from regular federal and Ohio income taxes and (iii) policy (as described below) that it may not issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and Ohio income tax.

Shareholder Update (Unaudited) (continued)

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests generally are issued by the State of Ohio, a municipality of Ohio, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from regular federal and Ohio income taxes, although the interest may be subject to the federal alternative minimum tax and the Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Ohio income taxes.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities and reverse repurchase agreements. However, pursuant to its fundamental policies, the Fund may not (i) issue senior securities other than Preferred Shares and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN PENNSYLVANIA QUALITY MUNICIPAL FUND (NQP)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income taxes and to enhance portfolio value relative to the Pennsylvania municipal bond market by investing in tax-exempt Pennsylvania municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes.

The Fund invests primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes and (iii) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Pennsylvania personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the Commonwealth of Pennsylvania (the “Commonwealth”), a municipality in Pennsylvania, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from both regular federal income taxes and Pennsylvania personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call

Shareholder Update (Unaudited) (continued)

date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. However, pursuant to its fundamental policy, the Fund may not borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 to 30 years and the Fund may not achieve its investment objectives.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	Nuveen	Nuveen	Nuveen	Nuveen
	Arizona	New Jersey	Ohio	Pennsylvania
	Quality	Quality	Quality	Quality
	Municipal	Municipal	Municipal	Municipal
	Income Fund	Income Fund	Income Fund	Income Fund
Risk	(NAZ)	(NXJ)	(NUO)	(NQP)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	X	X	X
Below Investment Grade Risk	X	X	X	X
Call Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Spread Risk	X	X	X	X
Deflation Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Distressed Securities Risk	X	X	X	X
Duration Risk	X	X	X	X
Economic Sector Risk	X	X	X	X
Financial Futures and Options Risk	X	X	X	X
Hedging Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X
Income Risk	X	X	X	X
Inflation Risk	X	X	X	X
Insurance Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X
Municipal Securities Market Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X
Reinvestment Risk	X	X	X	X
Sector and Industry Risk	X	X	X	X
Sector Focus Risk	X	X	X	X
Special Considerations Related to Single State Concentration Risk	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X
Swap Transactions Risk	X	X	X	X
Tax Risk	X	X	X	X
Taxability Risk	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X
Valuation Risk	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X

Shareholder Update (Unaudited) (continued)

	Nuveen	Nuveen	Nuveen	Nuveen
	Arizona	New Jersey	Ohio	Pennsylvania
	Quality	Quality	Quality	Quality
	Municipal	Municipal	Municipal	Municipal
	Income Fund	Income Fund	Income Fund	Income Fund
Risk	(NAZ)	(NXJ)	(NUO)	(NQP)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X
Counterparty Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Economic and Political Events Risk	X	X	X	X
Global Economic Risk	X	X	X	X
Investment and Market Risk	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X
Leverage Risk	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X
Recent Market Conditions	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the

Shareholder Update (Unaudited) (continued)

municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Special Considerations Related to Single State Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.

Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Shareholder Update (Unaudited) (continued)

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC’s recently adopted Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, could affect the nature and extent of derivatives used by the Fund. It is possible that Rule 18f-4 could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

Shareholder Update (Unaudited) (continued)

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain investments. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasigovernmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of investments. Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider

European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update (Unaudited) (continued)

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of February 28, 2022 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended February 28, 2022) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

	Nuveen	Nuveen	Nuveen	Nuveen
	Arizona	New Jersey	Ohio	Pennsylvania
	Quality	Quality	Quality	Quality
	Municipal	Municipal	Municipal	Municipal
	Income Fund	Income Fund	Income Fund	Income Fund
	(NAZ)	(NXJ)	(NUO)	(NQP)
Estimated Leverage as a Percentage of Managed Assets (Including Assets
Attributable to Leverage)	38.41%	38.74%	35.61%	37.15%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	0.86%	0.89%	1.00%	0.76%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated
Annual Effective Interest Expense Rate on Leverage	0.33%	0.34%	0.35%	0.28%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.77%	-16.88%	-16.08%	-16.36%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.65%	-8.72%	-8.32%	-8.40%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.54%	-0.56%	-0.55%	-0.45%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.58%	7.60%	7.21%	7.51%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.70%	15.76%	14.98%	15.46%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (Unaudited) (continued)

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information (Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Net Long-Term
Fund	Capital Gains
NAZ	$ —
NXJ	—
NUO	457,924
NQP	—

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Matthew Thornton III	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NXJ	NUO	NQP
Common shares repurchased	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
•	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
•	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
•	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
•	Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
•	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
•	S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Arizona Index: An index designed to measure the performance of the tax-exempt Arizona municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond New Jersey Index: An index designed to measure the performance of the tax-exempt New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)

•	S&P Municipal Bond Ohio Index: An index designed to measure the performance of the tax-exempt Ohio municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Pennsylvania Index: An index designed to measure the performance of the tax-exempt Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
•	Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
•	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

• TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); formerly, Director, Quality Control Corporation
333 W. Wacker Drive	Chair and	2008	(manufacturing) (since 2012-2021); Chair of the Board of the Kehrein	142
Chicago, IL 6o6o6	Board Member	Class II	Center for the Arts (philanthropy) (since 2021); member: Catalyst
Schools of Chicago Board (since 2008) and Mather Foundation Board
(philanthropy) (since 2012), and chair of its Investment Committee;
formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director, Legal &
General Investment Management America, Inc. (asset management)
(2008-2013); formerly, CEO and President, Northern Trust Global
Investments (financial services) (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since
1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern Trust Japan
Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and
Northern Trust Hong Kong Board (1997-2004).

• JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe College;
333 W. Wacker Drive	Board Member	1999	formerly, Member and President Pro-Tem of the Board of Regents for the	142
Chicago, IL 6o6o6		Class III	State of Iowa University System (2007- 2013); Director and Chairman
(2009-2021), United Fire Group, a publicly held company; Director,
Public Member, American Board of Orthopaedic Surgery (2015-2020);
Director (2000-2004), Alliant Energy; Director (1996-2015), The
Gazette Company (media and publishing); Director (1997- 2003), Federal
Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995),
SCI Financial Group, Inc., (regional financial services firm).

• WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-
333 W. Wacker Drive	Board Member	2003	2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The	142
Chicago, IL 6o6o6		Class I	International Business Honor Society; formerly, Director (2004-2018) of
Xerox Corporation; formerly, Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

• AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports
1959			the fund independent director community and is part of the Investment
333 W. Wacker Drive	Board Member	2021	Company Institute (ICI), which represents regulated investment companies)	142
Chicago, IL 6o6o6		Class II	(2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA)
(since 2020).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020),
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly, Managing	142
Chicago, IL 6o6o6		Class III	(Director, Global Head of Government Relations and Public Policy, Barclays
Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick,
Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel,
Commodity Futures Trading Commission (government agency overseeing
U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/
Associate Director for Legal and Financial Affairs, Office of Presidential
Personnel, The White House (1986-1989); Member of the Board of Directors,
Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

• ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services)
including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and
Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card
Services division of Verizon Communications, Inc. (2000-2003); formerly,
President, One Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997);
formerly, various executive positions (1991-1996) including Chief Executive
Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

• JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial
Markets Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

• JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 6o6o6		Class I	Inc.; formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

• MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 West Wacker Drive Board Member		2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 60606		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).

• MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	142
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004)
and Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

• ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

• DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President
Chicago, IL 6o6o6	Officer		of Nuveen (2006-2017), Vice President prior to 2006.

• MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Managing Director and Associate General Counsel (since January 2022),
901 Marquette Avenue	and Assistant	2013	formerly, Vice President and Associate General Counsel of Nuveen (2013-2021) and Vice
Minneapolis, MN 55402	Secretary		President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management
LLC (since 2018).

• DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General
333 W. Wacker Drive	and Assistant	2017	Counsel of Jackson National Asset Management (2012-2017).
Chicago, IL 6o6o6	Secretary

• NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director
333 W. Wacker Drive	Vice President	2016	(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

• TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961		2002	Securities, LLC.
333 W. Wacker Drive	Vice President
Chicago, IL 6o6o6

• BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head
333 W. Wacker Drive	Vice President	2019	of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

• JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Carnegie Blvd.
Charlotte, NC 28262

• JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing
1975	Vice President		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
8500 Andrew		2022	(since 2021); Managing Director of TIAA SMA Strategies LLC (since 2021); Managing Director
Carnegie Blvd.			(since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant
Charlotte, NC 28262			Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and
TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director,
Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President
(since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative
Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc.
(2014-2017).

• KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); formerly, Vice President (2007-2021) and
Secretary (2016-2021), of NWQ Investment Management Company, LLC, and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative
Investments, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

• JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

• DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head
1969			of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since
730 Third Avenue	Vice President	2020	2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017).

• WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

• E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-
Carnegie Blvd.			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Charlotte, NC 28262			Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts;
formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

• MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

• GIFFORD R. ZIMMERMAN			Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing
Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC
(2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow
Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-B-0222D 2104112-INV-Y-04/23

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Pennsylvania Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2022	$26,740	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2021	$25,730	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2022	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2022	$ 0	$ 0	$ 0	$ 0
February 28, 2021	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, John K. Nelson, Albin F. Moschner, Judith M. Stockdale, Carole E. Stone, Chair, and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Paul Brennan, CFA, manages a number of Nuveen tax-exempt fixed income portfolios and oversees several national and state-specific municipal closed-end funds. Paul began his career in the investment industry in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a registered CPA (inactive) and has earned the Chartered Financial Analyst (CFA) designation.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	10	$29.98 billion
	Other Pooled Investment Vehicles	1	$38.7 million
	Other Accounts	3	$52.7 million
*	Assets are as of February 28, 2022. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). OWNERSHIP OF NQP SECURITIES AS OF FEBRUARY 28, 2022

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: May 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: May 6, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: May 6, 2022